Exhibit 10.38

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UNDERTAKING OF MUTUAL OBLIGATIONS AGREEMENT AND OTHER
COVENANTS (the “Agreement”) entered on         March, 2004,

Between:

1.	BURNS PHILP SOUTH AMERICA PTY. LTD., a limited liability company duly organized and existing under the laws of Australia, with its head office at Level 23, 56 Pitt Street, Sydney, New South Wales, 2000, Australia (ACN 072 208 309), herein represented according to its constitution (the “Company”);

2.	BURNS PHILP FOOD OVERSEAS HOLDINGS LIMITED, a limited liability company duly organized and existing under the laws of Australia, with its head office at Level 23, 56 Pitt Street, Sydney, New South Wales, 2000, Australia (ACN 000 010 711), herein represented according to its constitution (“BP Overseas”);

3.	J.P. MORGAN AUSTRALIA LIMITED, a company duly organized and existing under the laws of Australia, with its head office at Level 32, Grosvenor Place, 225 George Street, Sydney, New South Wales, 2000, Australia (ACN 002 888 011), herein represented according to its constitution (the “Trustee”); and

4.	BURNS PHILP COLOMBIA S.A., a company duly incorporated under the laws of the Republic of Colombia, and having its registered office at Carrera 35 No. 34A – 64, Palmira, Valle, Colombia, herein represented according to its constitution (“BP Colombia”).

PREAMBLE

(a)	Whereas the Company owns thirty one million three hundred ninety three thousand five hundred seventy nine (31.393.579) shares representing ninety point thirty per cent (90.30%) of the total legal capital of BP Colombia, and BP Overseas owns three million three hundred seventy two thousand five hundred forty three (3.372.543)shares representing approximately nine point seven per cent (9.7%) of the total legal capital of BP Colombia.

(b)	Whereas the Company is the controlling owner of BP Colombia.

(c)	Whereas the Company and BP Overseas are companies within the Burns Philp corporate group (“BP Group”), of which Burns, Philp & Company Limited (“Burns Philp”) is the parent company.

(d)	Whereas a Security Trust Deed was entered into on July 28, 1998 (as varied) by the Trustee (formerly known as Chase Securities Australia Limited) and Burns Philp, in

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(d)	order to create a security structure over the BP Group to protect the interests of the financiers of the BP Group (“the Financiers”).

(e)	Whereas certain BP Group entities participate in such security structure, in which they guarantee by way of a Guarantee and Indemnity Agreement dated July 28, 1998 (“Guarantee and Indemnity”) other participating BP Group entities, and in certain circumstances by granting security over their assets, the benefit of which would be held by the Trustee on trust for the Financiers (“Security Trustee”).

(f)	Whereas although BP Colombia is now part of the BP Group, according to Colombian Foreign Exchange laws, BP Colombia may not grant guarantees or security in foreign currency for the benefit of the Trustee for the Financiers and therefore may not enter into that security structure.

(g)	Whereas the Company and BP Overseas, as owners and shareholders of the ninety point thirty per cent (90.30%) and approximately nine point seven per cent (9.7%) respectively of BP Colombia’s total legal capital and as member of the BP Group, may cause BP Colombia to enter into this Agreement relating to the Assets of BP Colombia.

(h)	Whereas the present Agreement shall establish the terms and conditions under which the Company and BP Overseas shall cause BP Colombia to carry out the transaction contemplated by this Agreement.

Now therefore, in consideration for the foregoing, the parties to this Agreement hereby agree as follows:

1.- PURPOSE:

1.1. Subject to the terms and conditions set forth hereinafter, the purpose of this Agreement is to regulate the terms and conditions under which the Company and BP Overseas, as owners of ninety point thirty per cent (90.30%) and approximately nine point seven per cent (9.7%) respectively of BP Colombia’s legal capital, undertake to cause BP Colombia to sell –upon request by the Trustee, under the terms and conditions to be established hereunder- as many of the assets of BP Colombia listed in Exhibit 1 (the “Assets”) as required by the Trustee and to transfer the proceeds of the sale to the Trustee, after such sale is approved by the General Shareholders Meeting of BP Colombia and complies with the procedures established by Colombian law. The Company and BP Overseas undertake, upon request from the Trustee, to carry out all such steps as are necessary in order to (i) cause BP Colombia to sell the Assets, reduce the legal capital of BP Colombia in the amount corresponding to the proceeds of the sale of the Assets and remit the proceeds of the capital reduction to the Company, BP Overseas or the other nominee shareholders of BP Colombia (as applicable) and (ii) as soon as the capital reduction proceeds are received by the Company, BP Overseas or the other nominee shareholders of BP Colombia (as applicable), remit their share of the Amount (and procure that the nominee shareholders do the same) to the Trustee in accordance with section 2.3 of this Agreement.

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1.2. The reduction in the legal capital of BP Colombia may not violate the applicable rule, at the time of the reduction, of the Colombian Code of Commerce which on the basis of the law as at today’s date is that, once the reduction is made, the total assets represent at least the double of the liabilities of BP Colombia (the “Maximum Reduction”) and shall be made after the approval of the General Shareholders Meeting and/or the Board of Directors -if necessary, and to the procedures established by Colombian law (i.e. government approvals), as established in article 145 of the Colombian Code of Commerce. It is acknowledged, however, that the amount of the Maximum Reduction and the procedures established by Colombian law may change if the rules in the Colombia Code of Commerce are at any time amended.

2.- SALE REQUEST PROCEDURE BY THE TRUSTEE:

2.1. Following the issue to the Company and/or BP Overseas of a demand under the Guarantee and Indemnity, the Trustee may send a written notification to the Company and/or BP Overseas, in the form established in section 9 below, requesting that the Company and/or BP Overseas adopt the necessary measures in order to cause BP Colombia to sell as many of the Assets as necessary, provided it does not exceed the Maximum Reduction and is made in accordance with Colombian law, in order to attain, to the extent possible, the amount foreseen in the Trustee’s Notification (the “Trustee Notification”).

2.1.1. The Trustee Notification shall contain the following information:

(a)	The amount to be received by the Trustee from the Company and/or BP Overseas, provided it does not exceed the Maximum Reduction (the “Amount”);

(b)	The final date on which the Company and/or BP Overseas shall deliver to the Trustee the Amount, date which shall not occur before all authorizations required by Colombian law to reduce the capital of the BP Colombia are granted and all acts and documents to effect the reduction of the capital are executed; and

(c)	Detailed information regarding the bank account and branch in which the Amount shall be deposited by the Company and/or BP Overseas.

2.1.1.1. The Trustee Notification shall always be accompanied by a Trustee certificate (“Trustee Certificate”) in the form and under the terms contained in Exhibit 2 attached hereto.

2.1.2. The Trustee may send to the Company and/or BP Overseas more than one Trustee Notification on more than one occasion, within the term of validity of this Agreement, provided that the sum of all the Amounts requested by the Trustee does not exceed the Maximum Reduction, and provided also that the maximum amount that is required to be remitted to the Trustee is the net proceeds from the sale of the total Assets of BP Colombia.

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2.1.3. It is hereby established that, if so requested by the Trustee, the Company and/or BP Overseas undertake to cause BP Colombia to appoint a representative (such representative to be approved by the Trustee) to carry out the sale of the Assets (the “Representative”).

2.1.3.1. In the event the Trustee requires the appointment of a Representative according to section 2.1.3 above, the Company and/or BP Overseas shall:

(a)	where the Representative appointed is also the legal representative of BP Colombia, cause BP Colombia’s board of directors to grant an authorization to the Representative acting in such capacity; or

(b)	otherwise, cause BP Colombia to grant an irrevocable and irretractable power of attorney to the Representative in the form of Exhibit 4.

2.1.3.2. The Representative, subject to the conditions and procedures of the sale of the Assets under Colombian law, shall be responsible for (i) determining how many Assets shall be sold, always taking into account the need to preserve the ongoing day-to-day business of BP Colombia and the Maximum Reduction possible of the capital of BP Colombia; (ii) contracting or preparing an appraisal of the Assets to be sold according to fair market value; (iii) making decisions in relation to whom the Assets shall be sold; (iv) negotiating the sale terms and conditions; and (v) informing BP Colombia of the terms and conditions under which BP Colombia shall execute the sale of the Assets, subject to Colombian law.

2.1.3.3. The Company and/or BP Overseas must use reasonable efforts to ensure that the Representative uses its reasonable efforts when selling any of the Assets of BP Colombia to find a purchaser that is willing to pay the fair market price for the respective Assets at the time of the sale. The Trustee may, in determining the fair market price of an Asset at the time of the sale, rely upon advice from a properly qualified independent appraiser or other advisor appointed by the Trustee and the Representative or any other person.

2.2. Covenants of the Company and BP Overseas: The Company and/or BP Overseas undertake, upon receipt of the Trustee Notification, to carry out any acts and execute any documents required to cause BP Colombia to:

(a)	Approve, by means of a General Shareholders Meeting and a Board of Directors meeting, if necessary, and obtain all the necessary approvals, if needed, for the sale of the Assets necessary to obtain the Amount specified in the respective Trustee Notification;

(b)	Authorize to sell as many Assets as necessary, subject to the Maximum Reduction and Colombian law, in order to reach the Amount specified in the respective Trustee Notification;

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(c)	Approve the respective reduction in the legal capital of BP Colombia in the Amount specified in the Trustee Notification, subject to the Maximum Reduction;

(d)	Obtain the corresponding approvals of the Superintendency of Corporations and the Ministry of Social Protection to the reduction of capital;

(e)	After obtaining the above authorizations, to proceed with the amendment of the articles of association reducing BP Colombia’s capital, subject to the Maximum Reduction, and register the corresponding Public Deed before the Chamber of Commerce of the principal domicile of BP Colombia; and

(f)	Once all above steps are completed, take all necessary actions to repatriate the funds obtained from the sale, according to the procedure established in sections 2.3 and 2.4 of this Agreement.

2.3. As soon as the Company, BP Overseas or the other nominee shareholders of BP Colombia (as applicable) receive from BP Colombia the Amount of the capital reduction, subject to Colombian Foreign Exchange regulations, and resulting from the sale of the Assets, the Company and BP Overseas undertake to remit, and to cause the other nominee shareholders of BP Colombia to remit, their share of the Amount to the Trustee to a bank account and branch to be indicated by the Trustee in the Trustee Notification.

2.3.1. The Company and/or BP Overseas, when calculating the amount to be remitted to the Trustee, shall take into account that the amount shall be received by the Trustee free and clear of any and all amounts which could in any way reduce the proceeds resulting from the sale of the Assets as a result (i) of the sale and any taxes due to BP Colombia as a result thereby and/or (ii) of the remittance from Colombia to the offshore bank account, except for reasonable sale expenses and income and withholding taxes applicable to this remittance.

2.4. As soon as the proceeds have been repatriated to the Trustee, the Company and/or BP Overseas shall cause the legal representative of BP Colombia to then proceed to adopt all required measures before the Central Bank of Colombia in order to have issued a new Certificate of Registration of Foreign Investment so that such certificate contains the amount of foreign investment registered before the Central Bank of Colombia which remains in Colombia, after the reduction in BP Colombia’s legal capital.

2.5. For the avoidance of doubt, the Company and BP Overseas will not breach their obligations under this Agreement to the extent such breach is due to the Colombian Government approvals required to sell the Assets, if applicable, and reduce the legal capital of BP Colombia by the Amount notified by the Trustee not being granted by the relevant government authority.

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3. REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY AND BP OVERSEAS:

3.1. The Company and BP Overseas hereby represent and warrant that the following statements are materially true, accurate and complete, except for changes resulting from transactions provided for and/or referred to in this Agreement:

(a)	BP Colombia (i) is a private stock corporation (sociedad anónima) duly incorporated and validly existing in accordance with the laws of Colombia; (ii) is in regular operation; (iii) may validly comply with all actions arising from this Agreement; and (iv) has the powers to execute this Agreement and all other instruments which are mentioned herein. The legal representative who executes this Agreement is duly empowered to execute the present Agreement, without any restriction and all required legal, contractual and corporate authorizations have been obtained.

(b)	Each of the Company and BP Overseas (i) is a private limited liability company duly incorporated and validly existing in accordance with the laws of Australia, (ii) is in regular operation (iii) has the powers to execute this Agreement and all other instruments which are mentioned herein, (iv) has all necessary powers to validly assume all the obligations arising from this Agreement. The legal representatives who execute this Agreement are duly empowered to execute this Agreement, without any restriction, and all required legal, contractual and corporate authorizations have been obtained.

(c)	The Company is the lawful owner and holder of thirty one million three hundred ninety three thousand five hundred seventy nine (31.393.579) shares, representing ninety point thirty per cent (90.30%) of the total legal outstanding capital of BP Colombia. BP Overseas is the lawful owner and holder of three million three hundred seventy two thousand five hundred forty three (3.372.543) shares, representing approximately nine point seven per cent (9.7%) of the total legal outstanding capital of BP Colombia.

(d)	The shares representing the legal capital of BP Colombia are free and clear of any liens, charges, encumbrances or claims of any nature whatsoever (other than those in favor of the Trustee), there being no legal, judicial, contractual or administrative restriction which prevents or creates any type of restriction to the transactions contemplated in this Agreement.

(e)	BP Colombia is the lawful owner of the trademarks listed in Exhibit 3 attached hereto (“Trademarks”) which are all the trademarks used by BP Colombia in its day-to -day business and which are all duly registered (or in the process of being registered) in BP Colombia’s name before the Superintendency of Industry and Trade. All annual fees regarding the Trademarks are paid in full and the Trademarks are free and clear of any liens, charges, encumbrances or claims of any nature whatsoever, or any other restriction to the ownership and/or right of alienation of BP Colombia.

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(f)	BP Colombia is the lawful owner of the Assets listed in Exhibit 1 attached hereto which are free and clear of any liens, charges, encumbrances or claims of any nature or any other type of restriction to the ownership and/or the right of alienation of BP Colombia.

(g)	There are no lawsuits, notifications, inquiries, claims or any type of administrative or judicial procedure currently in progress – or, to the best of the Company’s, BP Overseas’ and BP Colombia’s knowledge after due inquiry, imminent – which could adversely interfere with the ownership of the Assets and/or right of alienation of the Assets of BP Colombia.

(h)	There are no legal, judicial, contractual or administrative restrictions which prevent or create any type of restriction for the Company or BP Overseas to carry out the transaction contemplated in this Agreement, except as to the Colombian authorities’ approval of the reduction of the capital.

3.2. Until the last remittance of the Amounts under the terms set forth herein, as requested by the Trustee, the Company and/or BP Overseas shall cause BP Colombia to be, except for the transactions provided for or referred to in this Agreement, managed pursuant to its ordinary course of business (except for acts carried out in compliance with this Agreement), in order to maintain the representations and warranties established in section 3.1 materially true, accurate and complete and the Company and/or BP Overseas shall cause BP Colombia to instruct its officers to keep the Company and/or BP Overseas informed regarding the status of any substantial changes to the representations and warranties established in section 3.1 in order for the Company and/or BP Overseas to inform the Trustee of any such change.

4. COSTS AND EXPENSES:

4.1. The Company and BP Overseas agree to pay or if it is the case, reimburse the Trustee on demand for:

(a)	The reasonable costs, charges and expenses of the Trustee in connection with the negotiation, preparation, execution, stamping, registration and completion of this Agreement;

(b)	The costs, charges and expenses of the Trustee in connection with any consent, exercise or non-exercise of rights (including, without limitation, in connection with the contemplated or actual enforcement or preservation of any rights under this charge), waiver, variation, release, discharge or production of title documents in connection with this Agreement;

(c)	Taxes and fees, (including, without limitation, registration fees) and fines and penalties in respect of any taxes and fees, which may be payable or determined to be payable in connection with this Agreement or a payment or receipt or any other transaction (including but not limited to taxes, fees and costs related with the sale of the Assets and the reduction of capital) contemplated by this Agreement; and

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(d)	The reasonable costs, charges and expenses of the Trustee in connection with any inquiry by any government authority in connection with this Agreement, including in each case, without limitation, legal costs and expenses on a full indemnity basis or solicitor and own client basis, whichever is the higher.

4.2. The amounts referred to in section 4.1 are not payable to the extent they are due to (i) an intentional and fraudulent act or omission by the Trustee (“Actual Fraud”), (ii) an act or omission of the Trustee where the Trustee is indifferent to obvious risk of loss to the Company, BP Overseas or BP Colombia (“Gross Negligence”) or (iii) an act or omission of the Trustee where the Trustee knows it is committing, and intends to commit, a breach of its duty as Security Trustee or acts outside its powers, or is indifferent as to whether that act or omission is or is not a breach of duty or within its powers (“Wilful Default”). It is not Actual Fraud, Gross Negligence or Wilful Default of the Trustee if duties or taxes are not paid in connection with this Agreement unless the Company and/or BP Overseas instructs the Trustee to pay duties or taxes, places it in cleared funds to make the payment and the the Trustee fails to make the payment.

4.3 The Company and BP Overseas indemnify the Trustee against any liability or loss arising from, and any costs, charges and expenses incurred in connection with:

(a)	payment, omission to make payment or delay in making payment of an amount referred to in section 1, section 2.3 and this section 4; or

(b)	actions, proceedings, costs, claims and demands in connection with the Assets;

(c)	any indemnity the Trustee gives the Representative; or

(d)	any breach of this Agreement by the Company, BP Overseas and BP Colombia.

The Company and BP Overseas agree to pay amounts due under this indemnity on demand from the Trustee.

5. CONFIDENTIALITY:

5.1. The parties shall maintain – and shall take all the necessary steps to have their employees, consultants, agents and/or other subcontractors maintain – strict confidentiality as to all the information which they may, due to this Agreement, come to have regarding the business of the other party, except:

(a)	In the case of information in the public domain or which has been lawfully disclosed by virtue of an administrative or judicial order, by virtue of applicable law, or further, by virtue of being required by any regulatory or governmental authority;

(b)	To any person where necessary or required in connection with an exercise of rights or a dealing with rights or obligations under this Agreement or a Transaction Document (as defined in the Guarantee and Indemnity);

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(c)	To officers, employees, legal and other advisers and auditors of the parties to this Agreement, where such person is made aware of the confidential nature of the information;

(d)	With the consent of the party who provided the information (such consent not to be unreasonably withheld); or

(e)	To any Debenture Stockholder (as defined in the Guarantee and Indemnity).

This section 5 shall apply to all individuals mentioned in sections 5.1(b), 5.1(c), 5.1(d) and 5.1 (e) above.

The obligations set forth in this section 5.1 shall survive the termination of this Agreement, remaining in full force and effect thereafter.

5.1.1. The parties shall maintain strict confidentiality regarding the contents of this Agreement, which may only be disclosed to third parties as a result of legal or judicial requirements. Even in such events, the Parties shall enter into an agreement as to the form under which the transaction herein shall be disclosed.

5.1.2. It is further agreed that the terms assented to herein shall not jeopardize nor restrict the right of each party to the disclosure, processing and/or use in any other form of the data and information which have been developed without the use of confidential information related to the other party.

5.2. The Company and BP Overseas undertake to require BP Colombia to cause the representatives, employees, consultants, agents and/or other subcontractors of BP Colombia to comply with the confidentiality obligation in the same terms and conditions established in this section 5.

6. MODIFICATIONS: This Agreement may not be amended or modified, except by means of a written agreement signed by the Parties.

7. ASSIGNMENTS: This Agreement may not be assigned, wholly or in part, by the Company, BP Overseas or BP Colombia without the consent of the Trustee. The Trustee may assign its rights under this Agreement, if it has resigned as trustee pursuant to the Security Trust Deed, to a successor trustee.

8. INTERPRETATION: This Agreement (including the Exhibits attached hereto) hereto reflects the whole of the understanding between the Parties regarding the matters contained herein, substituting all prior discussions and documents relevant to those matters.

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9. NOTICES:

9.1. All notices and other communications to be addressed by one Party to the other in connection with the present Agreement will be prepared in writing, and shall be (i) sent by means of a registered letter (carta registrada) or sent by prepaid ordinary post (airmail if posted to or from a place outside Australia) (ii) delivered by hand, or (iii) sent by facsimile, always to the following address:

To the Company:

Burns Philp South America Pty Limited
Level 23
56 Pitt Street
Sydney NSW 2000
Australia

Attention: Helen Golding
Fax: +612 9247 3272

To BP Overseas:

Burns Philp Food Overseas Holdings Limited
Level 23
56 Pitt Street
Sydney NSW 2000
Australia

Attention: Helen Golding
Fax: +612 9247 3272

To the Trustee:

J.P. Morgan Australia Limited
Level 35, AAP Centre
259 George Street,
Sydney NSW 2000
Australia
Attention: Institutional Trust Services
Fax: +612 9247 4913

with copy to:
JPMorgan Chase Bank
15th Floor
4 New York Plaza
New York NY 10004
USA

Attention: Taeko Fukaishi
Fax: +1 212 623 6216

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And,

To BP Colombia:
Burns Philp Colombia S.A.
Carrera 35 # 34 A - 64
Palmira, Valle, Colombia

Attention: Luis Fredy Durán Gonzalez
Legal Representative

Fax: +572 272 7879 – 271 7395

unless another address is communicated by one party to the others pursuant to the terms of this section.

9.2. The party giving notification or communication as provided for in this Agreement shall obtain dated proof of delivery and the notification or communication shall be deemed to have been given on the date indicated in the proof of delivery.

10. TRUSTEE’S LIMITATION OF LIABILITY

The Trustee shall not be liable to the Company, BP Overseas, BP Colombia or to any other party to this Agreement or otherwise be responsible for:

(a)	any loss or damage occurring as a result of it exercising, failing to exercise or purporting to exercise any right or power under this Agreement;

(b)	the default of any agent of the Trustee, whether or not the employment or appointment of the agent was necessary or expedient;

(c)	any mistake or omission made by the Trustee; or

(d)	any other matter or thing done in relation to this Agreement or any other document contemplated in this Agreement,

unless and to the extent that any resultant loss or damage is caused by the Actual Fraud, Wilful Default or Gross Negligence of the Trustee.

For the purposes of this section:

(a)	“Actual Fraud” means an intentional and fraudulent act or omission by the Trustee which the Trustee knows is contrary to the interests of the Company, BP Overseas and BP Colombia or is indifferent as to whether it is contrary to their interests or not.

(b)	“Gross Negligence” means an act or omission of the Trustee where the Trustee is indifferent to obvious risk of loss to the Company, BP Overseas and BP Colombia.

(c)	“Wilful Default” means an act or omission of the Trustee where the Trustee knows it is committing, and intends to commit, a breach of its duty as Security Trustee or acts outside its powers, or is indifferent as to whether that act or omission is or is not a breach of duty or within its powers.

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11. MISCELLANEOUS:

11.1. The failure by the Parties to exercise any of their rights or to use any measure to which they are entitled, shall not constitute a waiver of the respective rights or measures.

11.2. Should any provision of this Agreement be considered invalid, unenforceable or null and void, by any court or administrative agency having jurisdiction, or should, by virtue of the laws in force at the time, any provision become invalid, unenforceable or null and void, the other provisions of the Agreement shall remain valid, effective and in force, and the Parties shall replace the invalid, unenforceable or null and void provision by a valid and feasible provision which corresponds, insofar as possible, with the spirit and objective of the provision replaced.

11.3. The obligations hereby assumed by the Parties, as well as all other terms and conditions set forth in this Agreement, are irrevocable, irretractable and unchangeable, except as otherwise contemplated under section 6 and bind the Parties and of their successors and assignees of any nature. The Company and BP Overseas shall be liable for any and all obligations undertaken under the provisions of this Agreement (other than those of the Trustee).

11.4. The headings attributed to the Sections of this Agreement, or used in any other disposition throughout this Agreement, constitute mere references, utilized exclusively for organization purposes, and do not form part of or affect the meaning or interpretation of this Agreement.

11.5. This Agreement and the obligations and rights established herein shall be construed in accordance with and shall always be subject to the laws of Colombia and the Parties submit to the non-exclusive jurisdiction of the courts of Colombia in relation to any controversy arising in connection with this Agreement.

11.6. The Company, BP Overseas and the Trustee hereby waive to any kind of immunity from jurisdiction to which it may be or may come to be entitled, be it for the purposes of service of process, performance, pledge, granting of a judicial or non-judicial warranty, performance warranty or any other acts regarding negotiations, arbitration, lawsuits or other kinds of judicial or non-judicial proceedings, hereby undertaking never to allege in its favor such immunities from jurisdiction in any negotiation, arbitration, lawsuit or any other kind of judicial or non-judicial proceeding related to its obligations, liabilities or other matters related to this Agreement (including any liability for the payment of money).

11.7. In this Agreement, any reference in the plural form of a defined term which was originally expressed in the singular form, as well as any reference in the singular form of a defined term which was originally expressed in the plural form, signifies only a quantitative modification and shall not be deemed to cause any change regarding the subject represented by the respective defined term.

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11.8. The Parties to this Agreement acknowledge and agree that the Trustee enters into this Agreement as the trustee of the Burns, Philp & Company Limited Security Trust.

11.9. The legal representative, acting on behalf of BP Colombia and duly empowered according to the corporate authorization granted by the Board of Directors in its meeting of 27 February, 2004, by signing this Agreement, acknowledges and accepts to comply with the content of such Agreement.

In witness thereof, the Parties execute the present Agreement in three (3) counterparts of like form and content, for one sole effect, in the presence of the 2 (two) undersigned witnesses in Sydney, Australia on                 March, 2004.

Each attorney executing this Agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.

Signed for Burns Philp South America
Pty Limited by its attorney under power
of attorney in the presence of:

Witness Signature	Attorney Signature

Print Name	Print Name

Signed for Burns Philp Food Overseas
Holdings Limited by its attorney under
power of attorney in the presence of:

Witness Signature	Attorney Signature

Print Name	Print Name

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Signed for Burns Philp Colombia S.A.
by its attorney under power of attorney in
the presence of:

Witness Signature	Attorney Signature

Print Name	Print Name

Signed for J.P. Morgan Australia
Limited by its attorney under power of
attorney in the presence of:

Witness Signature	Attorney Signature

Print Name	Print Name

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Exhibit 1

ASSETS

The following is the list of the Assets owned by BP Colombia as at the date of this Agreement. This list shall be revised and/or amended, if necessary, by BP Colombia upon written notice by the Company once BP Colombia is required to sell the Assets according to the terms and conditions of this Agreement.

Note: The following are the details related to the real estate located in Bogotá and Palmira:

1.	Bogotá: Calle 15 No. 68 D 49, Zona Industrial Montevideo, Bogota, Colombia (1020 mts2. Boundaries: North: 17 mts. parking lot 15th street -parking lot for vehicles of 15th street; East: 60 mts. with land marked with number 68D-45; South: 17 mts. with land number 3 of the same block; West: 60 mts. with land number 10 of the block mentioned).

2.	Palmira: Carrera 35 No.34 A 64 Barrio La Emilia, Palmira (Valle), Colombia. (Boundary: It is located between the Calle 34A South and Calle 35 North and Carrera 34 East y Carrera 35 West).

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Exhibit 1

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
151601	49000000003	31.10.2002	EDIFICIOS PALMIRA	5.126.962.000	1.788.891
150401	49000000001	31.10.2002	TERRENO PALMIRA	1.513.100.000	527.948
152003	49000000185	31.10.2002	TORRE ENFRIAMIENTO MARCA MARLEY S.118970-23205-97	281.681.250	98.284
152003	49000000183	31.10.2002	MONTAJE INSTAL. EQUIPOS SUBESTACION 34.5 KVA BETA	225.000.000	78.507
151601	49000000004	31.10.2002	EDIFICIOS BOGOTA	212.400.000	74.110
152003	49000000182	31.10.2002	PLANTA ELECT.CATERPILAR 1593KVA MOD.3516 S.2S3230	199.173.000	69.495
152003	49000000178	31.10.2002	TABLERO CONTROL DE AUTOMATIZACION DE CALDERAS	180.626.250	63.024
152003	49000000186	31.10.2002	TRANSPORT. CAJAS MARCA METALPLAST CON EST. METAL.	161.437.500	56.329
150801	10000000128	31.08.2003	CAPEX No. 001 BUILDING REMODEL - BOGOTA	157.033.486	54.792
150401	49000000000	31.10.2002	TERRENO BOGOTA	153.000.000 2.444.334 Inmuebles	53.385
151205	10000000146	31.12.2003	CAPEX No. 06 BAKERY SCHOOL EQUPMENT	146.802.712	51.222
152003	49000000077	31.10.2002	PLANT.ELECTRIC CATERPILLAR MOD3512 TA1250KVA 1000	139.121.250	48.542
152003	49000000187	31.10.2002	BALANZAS CON ETIQUETAS IMPRESAS	135.000.000	47.104
152003	49000000184	31.10.2002	CLARIF. MIELES ALFA LAVAL MOD.UD200LD S.E711870	114.088.500	39.808
152003	49000000209	31.10.2002	TANQUE FERMENTADOR DE LEVADURA 05	108.495.000	37.856
152003	49000000180	31.10.2002	SOPLADOR HOFFMANN MODELO 76107A6 S. M084530	106.323.000	37.098
152003	49000000388	31.03.2003	BLOQUEOS TABLEROS ELECTRICOS DE LEVADURAS	102.466.060	35.752
152003	49000000076	31.10.2002	M.CLARIFICADOR WESTFALIA TP SA2006076 ?1699772	101.171.250	35.301
152003	49000000074	31.10.2002	TANQUE ALMACE.MIELES NO.3 NO.5-7887 CHICAGO BRIDG	90.000.000	31.403
152003	49000000075	31.10.2002	TANQUE ALMACE. MIELES NO.1NO.5-0868 CHICAGO BRIGE	90.000.000	31.403
152003	49000000164	31.10.2002	SOPLADOR BLOWER HOFFMANN EQUIPOS DE LA VICTORIA	89.928.000	31.378
152801	49000000392	30.04.2003	SERVER X360 1XXEON HP 1.4GZ/1GB/0GB	86.211.007	30.081

1 Colombian pesos.

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152801	49000000393	30.04.2003	SERVER X360 1XXEON HP 1.4GZ/1GB/0GB	86.211.007	30.081
152801	49000000394	30.04.2003	SERVER X360 1XXEON HP 1.4GZ/1GB/0GB	85.430.627	29.808
152801	49000000395	30.04.2003	SERVER X360 1XXEON HP 1.4GZ/1GB/0GB	85.430.627	29.808
152003	49000000181	31.10.2002	DESHIDRATADOR DE LODOS ALFALAVAL +	84.640.500	29.533
152801	49000000404	30.04.2003	PLANTA TELEFONICA PALMIRA	84.075.342	29.335
152801	49000000406	30.04.2003	PLANTA TELEFONICA BOGOTA	84.075.342	29.335
152003	49000000073	31.10.2002	MAQUINA ENVOLVEDORA ACMA MODELO 707-LV SERIE11635	82.890.000	28.922
152003	49000000176	31.10.2002	SISTEMA COCINADOR MIELES CON ACCESORIOS	80.058.750	27.934
152003	49000000070	31.10.2002	TANQUE FERMENTADOR LEVAD. CON ACCES. NO.1 ACME 21	75.000.000	26.169
152003	49000000071	31.10.2002	TANQUE FERMENTADOR NO 02	75.000.000	26.169
152003	49000000072	31.10.2002	TANQUE FERMENTADOR NO 03	75.000.000	26.169
152003	49000000163	31.10.2002	TABLERO CELCO CCMF PARA BOMBAS INTERC. + MODULOS.	75.000.000	26.169
152003	49000000165	31.10.2002	EQ. MONTAJE CENTRO CONTROL MOTORES EN SALA MAQUIN	75.000.000	26.169
152003	49000000195	31.10.2002	SOPLADOR HOFFMANN M.76107A S.0988015 P-3732	72.633.750	25.343
152801	49000000501	30.04.2003	CABLEADO ESTRUCTURADO	70.491.820	24.596
150801	10000000136	31.07.2003	EFFLUENT TREARMENT IMPROVEMENTS	67.789.300	23.653
152003	49000000188	31.10.2002	MONTAJE E INSTALACION CUARTO FRIO LEVAD. 300 CAJA	67.500.000	23.552
152003	49000000604	31.07.2003	DRENAJES HIGIENICOS PARA SITEMA DE LEVADURA	65.052.034	22.698
152003	49000000104	31.10.2002	CMPRESOR BLOWER MOD.76107A3 SERIE MO26860	61.745.250	21.544
152003	49000000169	31.10.2002	BLOWER MOD.122005.7616A3 EQUIPOS DE LA VICTORIA	61.745.250	21.544
152003	49000000175	31.10.2002	ADICION AL 307. FEUX412 ALFA LAVAL	61.740.000	21.542
152003	49000000144	31.10.2002	TANQUE 6000 LTS SOLUCION CAUSTICA + ACCESORIOS	60.000.000	20.935
152003	49000000179	31.10.2002	SISTEMA DE FILTRAC. ABSOLUTO PARA AIRE DE BLOWERS	60.000.000	20.935
152003	49000000069	31.10.2002	MAQUINA MOLDEADORA ACMA MODELO 705 SERIE 11585	59.568.750	20.785
152003	49000000605	31.07.2003	EQUIPO VIDEO INJET LINEA 28 CON ESTABILIZADOR DE	55.880.754	19.498
152003	49000000168	31.10.2002	MAQUINA ENVASAD. 8 BOQUILLAS	55.818.750	19.476

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152003	49000000177	31.10.2002	DESAIREADOR MOD.HS-30 300000 LBH	55.383.750	19.324
152003	49000000096	31.10.2002	CALDERA POWER MASTER 200HP MOD3HWBS-200-150 S2857	54.637.500	19.064
152003	49000000142	31.10.2002	ENFRIADOR AGUA/GLICOL M.YCAJ44ST6-46PB?MEBM000732	51.489.000	17.965
152003	49000000068	31.10.2002	YEAST SEPARADOR WESTFALIA TP.HDA 5006006 ?1693205	51.371.250	17.924
152003	49000000385	31.03.2003	CAPEX KFC 022-02. 350 HP MOTOR FOR BLOWER 2	50.518.991	17.627
152003	49000000171	31.10.2002	INTERCAMBIADOR ALFA LAVAL M20MFM 3010243720	48.903.750	17.063
152003	49000000172	31.10.2002	INTERCAMBIADOR ALFA LAVAL M20MFM 3010243718	48.903.750	17.063
152003	49000000173	31.10.2002	INTERCAMBIADOR ALFA LAVAL M20MFM 3010243719	48.903.750	17.063
152003	49000000174	31.10.2002	INTERCAMBIADOR ALFA LAVAL M20MFM 3010243717	48.903.750	17.063
152003	49000000067	31.10.2002	CENTRIFUGA DE TOBERAS WESTFALIA M.HDA	46.735.500	16.307
152003	49000000208	31.10.2002	SEPARADOR WESTFALIA M. HFG10016HK S. 1617077	46.735.500	16.307
152003	49000000016	31.10.2002	EQUIPO DE CASINO - MESONES DE TRABAJO EN ACERO	45.000.000	15.701
152003	49000000389	31.03.2003	DETECTOR DE METALES LINEA CORTE LEVADURAS	44.573.529	15.553
152801	49000000401	30.04.2003	3600 SERIES 2/4TB LTO TAPE LIBRARY	43.694.835	15.246
152003	49000000097	31.10.2002	TANQUE ZULAUF NO 02	42.227.250	14.734
152003	49000000098	31.10.2002	TANQUE ZULAUF NO 01	42.227.250	14.734
152003	49000000130	31.10.2002	TANQUE ZULAUF # 03	42.227.250	14.734
152003	49000000066	31.10.2002	CALDERA HORIZONTAL MARCA COLMAQUINAS M.CH200BHP	41.186.250	14.371
152003	49000000191	31.10.2002	SIST.AIRE ACONDICIONADO SALA EMPAQUE POSTRES&BEBI	40.875.000	14.262
152003	49000000211	31.10.2002	TANQUE INOX. PARA LAVADO DE LEVADURA 50M3.	40.740.750	14.215
152003	49000000065	31.10.2002	TANQUE DEPOSITO MIEL CLARIFICADA NO 02	39.040.500	13.622
152003	49000000598	31.07.2003	CAPTURADOR DE INSECTOS- INSECTOCUTORS	38.683.190	13.497
152003	49000000087	31.10.2002	VALVULAS PARA CONTROL ADICION UREA SERVO PILOT	37.500.000	13.084
151603	49000000006	31.10.2002	CONSTRUCCION POZO PROFUNDO PARA AGUAS NO. 02	37.500.000	13.084
152003	49000000597	31.07.2003	INCUBADORA AMBIENTAL SHAKER M-INNOVA M-BRUNSWICK	37.132.567	12.956

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152003	49000000166	31.10.2002	CABINA ESTABILIDAD SLT52SD/RH POWER SCIENTIFICA	35.186.250	12.277
154002	49000000378	31.10.2002	MONTACARG.ELECT.HYSTER MN-25XMDR S138H01544T	34.481.250	12.031
154002	49000000379	31.10.2002	MONTACARG.ELECT.HYSTER M.N25XMDR S.138H1545T	34.481.250	12.031
152003	49000000007	31.10.2002	PLANTA ELECT.CATERP.3208T GEN:6JA03488 M30A05055	34.125.000	11.907
152801	49000000430	30.04.2003	ROUTER 3640 - CHASIS ENRUTADOR, TARJETA Y MODEM	33.737.027	11.771
154002	49000000376	31.10.2002	MONTACARGA ELECTRICO HYSTER N40FR S. 0138H03560S	32.366.250	11.293
154002	49000000377	31.10.2002	MONTACARGA ELECTRICO HYSTER N40FR S. D138H03563S	32.366.250	11.293
152003	49000000194	31.10.2002	SOPLADOR DE LOBULOS INGERSOLL RAND M.121x25 S.121	32.238.000	11.248
152801	49000000399	30.04.2003	SERVER X345 XEON 2.0 GHZ/512MB	31.370.653	10.946
152801	49000000400	30.04.2003	SERVER X345 XEON 2.0 GHZ/512MB	31.176.366	10.878
152003	49000000386	31.03.2003	AKC-002 WASTEWATER TREATMENT PLANT	31.119.754	10.858
152003	49000000606	31.07.2003	REPARACION DEL TANQUE ZULAUF 3	30.436.467	10.620
152003	49000000018	31.10.2002	MONTAJE TRANSFORMADOR 150KVA - OFICINAS ADMON	30.000.000	10.468
152003	49000000115	31.10.2002	OSCILOSCOPIO SCOPEMETER“FLUKE	30.000.000	10.468
152003	49000000167	31.10.2002	SISTEMA DE REFRIGERACION CON AMONIACO	30.000.000	10.468
152003	49000000161	31.10.2002	INCUBADORA AMBIENTAL SHAKER M-INNOVA M-BRUNSWICK	29.043.750	10.134
152003	49000000064	31.10.2002	TANQUE CILINDRICO 7.000 GL.ENFRIAM.CREMA A.JOHNSO	28.584.750	9.974
152003	49000000210	31.10.2002	TANQUE RECIBIDOR DE LEVADURA 6	28.584.750	9.974
152003	49000000063	31.10.2002	TANQUE RECIBIDOR LEVADURA MOJONNIER 212	28.351.500	9.892
152003	49000000062	31.10.2002	3 BANCOS DE CONDESADORES AUT. MARC-ASEA BROWN BOV	28.350.000	9.892
152003	49000000059	31.10.2002	TANQUE RECIBIDOR LEVADURA MOJONNIER 213	27.144.000	9.471
152003	49000000060	31.10.2002	TANQUE RECIBIDOR LEVADURA MOJONNIER 214	27.144.000	9.471
152003	49000000061	31.10.2002	TANQUE RECIBIDOR LEVADURA MOJONNIER 215	27.144.000	9.471
152003	49000000381	31.03.2003	CAPEX KFC 019-02. BOMBA PARA PRE C1	26.536.587	9.259
152003	49000000058	31.10.2002	MAQUINA CORTADORA ACMA MODELO 708-M SERIE 11633.	25.890.000	9.033
152003	49000000057	31.10.2002	COMPRESOR INGERSOLL M.XF75 S.F1704, SECAD Y FILTRO	25.575.000	8.924

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152003	49000000145	31.10.2002	COMPR.AIRE POWER SYNC MOD.QSI370/ACA31EL S.92023H	24.903.000	8.689
152003	49000000056	31.10.2002	TANQUE DEPOSITO MIEL CLARIFICADA NO 01	24.663.000	8.605
154002	49000000375	31.10.2002	MONTACARGA ELECTRICO HYSTER N40FR S. D138H03561S	24.315.000	8.484
152003	49000000159	31.10.2002	BOMBAS COMPRIMIR LEVAD.TUTHILL MOD.120ASS S.01098	23.325.000	8.139
152003	49000000160	31.10.2002	BOMBA COMPRIMIR LEVADU.TUTHILL MOD.120ASS S.01098	23.325.000	8.139
152801	49000000408	30.04.2003	CAJUN SWITH AVAYA	23.199.987	8.095
152801	49000000410	30.04.2003	CAJUN SWITH AVAYA	23.199.987	8.095
152801	49000000412	30.04.2003	CAJUN SWITH AVAYA	23.199.987	8.095
152801	49000000413	31.03.2003	CAJUN SWITH AVAYA	23.199.987	8.095
152801	49000000415	30.04.2003	CAJUN SWITH AVAYA	23.199.987	8.095
152801	49000000418	30.04.2003	CAJUN SWITH AVAYA	23.199.987	8.095
152801	49000000420	30.04.2003	CAJUN SWITH AVAYA	23.199.987	8.095
152801	49000000424	30.04.2003	CAJUN SWITH AVAYA	23.199.987	8.095
152003	49000000391	31.03.2003	DIQUE PARA ACIDOS EN BODEGA MATERIA PRIMA	22.653.409	7.904
152003	49000000170	31.10.2002	TANQUE E INSULACION GENERADOR DE AGUA CALIENTE	22.500.000	7.851
152003	49000000207	31.10.2002	MEZCLADOR INMECOLSA INOX. 1 TON. P/POLVOS	22.500.000	7.851
151603	49000000002	31.10.2002	TANQ. ELEVADO P/ALMACENAMIENTO AGUA	22.500.000	7.851
151603	49000000005	31.10.2002	PLANTA TRATAMIENTO SISTEMA CONTROL OLORES BIOTEC	22.500.000	7.851
152003	49000000390	31.03.2003	DIQUE PARA TANQUES DE SODA CAUSTICA	22.379.696	7.809
152003	49000000055	31.10.2002	BOMBA WORTHINGTON MOD2CN62 S-006810401 2.5X2 12HP	21.930.000	7.652
154002	49000000370	31.10.2002	FURGON CHEVROLET COLOR BLANCO MOT.454007 PLO 419	21.750.000	7.589
154002	49000000380	31.10.2002	CAMION CHEVROLET MOD.98 PLACA ZIP010-AZUL-M458211	21.750.000	7.589
152801	49000000552	30.06.2003	EQUIPOS CORREO DE VOZ AUDIX PLANTA PALMIRA	21.684.610	7.566
152801	49000000553	30.06.2003	EQUIPOS CORREO DE VOZ AUDIX PLANTA BOGOTA	21.684.610	7.566

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152003	49000000140	31.10.2002	TANQ.DESAIREADOR ALIMENT. AGUA/CALDERA COMESA	21.438.750	7.480
152003	49000000192	31.10.2002	SISTEMA DE AIRE ACONDICIONADO PLANTA DE R.T.E.	21.075.000	7.353
152801	49000000407	30.04.2003	TAPE DRIVE 100/200 GB LTO HALF-HIGH	20.691.419	7.220
152003	49000000387	31.03.2003	CAPEX KFC 023-02. BOMBA PARA FERMENTADOR 5	20.614.741	7.193
152003	49000000600	31.07.2003	EQ RESP.AUTONOMA AUTOCONTENIDO MSA MOD.ULTRALITE	20.521.173	7.160
152003	49000000051	31.10.2002	PRENSA DE LEVADURA 2 PISO 302031 SHRIVER 356	20.137.500	7.026
152003	49000000052	31.10.2002	PRENSA NO.36-150-1 LEVADURA NO.3 SHRIVER 335	20.137.500	7.026
152003	49000000053	31.10.2002	PRENSA NO.36-150-1 DE LEVADURA SHRIVER 332	20.137.500	7.026
152003	49000000054	31.10.2002	PRENSA NO.36-150-1 DE LEVADURA SHRIVER 331	20.137.500	7.026
152003	49000000206	31.10.2002	ELEVADOR DE CARGA LEVADURAS	19.211.250	6.703
152003	49000000050	31.10.2002	COMPRESOR DE AMONIACO DE 22 TONS MYCOM COL 12	19.200.000	6.699
152003	49000000202	31.10.2002	LLENADORA ROVEMA M. VP2393 S. 31/5	18.937.500	6.608
152003	49000000102	31.10.2002	PLATAFORMA METTLER TOLEDO MOD. PREDATOR 500KG	18.750.000	6.542
152003	49000000103	31.10.2002	DIGESTOR DE 12 PUESTOS MARCA BUECHI S.NO 1277048	18.750.000	6.542
152003	49000000147	31.10.2002	BOMBA GOULDS 150M3/H + MOTOR SIEMENS G9711484	18.750.000	6.542
152003	49000000148	31.10.2002	BOMBA GOULDS 150M3/H + MOTOR SIEMENS E9707535	18.750.000	6.542
152003	49000000149	31.10.2002	BOMBA GOULDS 150M3/H + MOTOR SIEMENS J00190055	18.750.000	6.542
152003	49000000150	31.10.2002	BOMBA GOULDS 150M3/H + MOTOR SIEMENS SIN SERIAL	18.750.000	6.542
152003	49000000151	31.10.2002	BOMBA GOULDS 150M3/H + MOTOR SIEMENS E9707694	18.750.000	6.542
152003	49000000152	31.10.2002	BOMBA GOULDS 150M3/H + MOTOR SIEMENS E9707596	18.750.000	6.542
152003	49000000153	31.10.2002	BOMBA GOULDS 150M3/H + MOTOR SIEMENS J00190053	18.750.000	6.542
152003	49000000154	31.10.2002	BOMBA GOULDS 150M3/H + MOTOR SIEMENS J00190052	18.750.000	6.542
152003	49000000155	31.10.2002	BOMBA GOULDS 150M3/H + MOTOR SIEMENS J00190050	18.750.000	6.542
152003	49000000156	31.10.2002	BOMBA GOULDS 150M3/H + MOTOR SIEMENS SIN SERIAL	18.750.000	6.542
152003	49000000189	31.10.2002	UNIDAD CONDENS. AIRE ACOND. SEVILLE SERIE F9S246O	18.600.000	6.490

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152801	49000000396	30.04.2003	SERVER X330 PT3/1.13GZ/256MB/18,2GB	18.219.136	6.357
152801	49000000397	30.04.2003	SERVER X330 PT3/1.13GZ/256MB/18,2GB	18.219.136	6.357
152003	49000000138	31.10.2002	CONDENS.EVAPORATIVO MYCOM MOD.ATC-150 S.950964	18.165.000	6.338
152003	49000000647	31.12.2003	CERRADORA DE ENVASES PARA POLVO DE HORNEAR	17.890.880	6.242
152003	49000000157	31.10.2002	TANQUE ACERO INOXIDABLE DECANTADOR DE MIELES	17.645.250	6.157
152003	49000000105	31.10.2002	MEZCLADOR INMECOLSA OT10326 MOTREDUCTOR 0120834	17.388.750	6.067
152401	49000000224	31.10.2002	FOTOCOPIADORA PARA DISTRITO BOGOTA	17.364.750	6.059
152003	49000000079	31.10.2002	LAVADORA EXTRACT. UNIMAC UW125 S060938920021664	16.875.000	5.888
152003	49000000198	31.10.2002	LLENADORA EMZO M. EUX1 S. 148	16.875.000	5.888
152003	49000000143	31.10.2002	SISTEMA DE CONTROL DE FLUJO	16.706.250	5.829
152003	49000000607	31.07.2003	ADICCION A.F.49000001057 COCINADOR DE MIELES	16.668.562	5.816
152003	49000000134	31.10.2002	SISTEMA CONTROL DE OLORES BIOTEC DE COLOMBIA	16.470.000	5.747
152003	49000000560	31.07.2003	MAQUINA ENVASADORA AUT. DISCOVERY PARA POLVOS	15.813.301	5.518
152003	49000000095	31.10.2002	CROMATOGRAFO LIQ. HEWELLT (INC.CPU-MONITOR-IMPRES	15.461.250	5.395
154002	49000000374	31.10.2002	MONTACARGA HYSTER H30XL SCOO1B13515P MVA773232GAS	15.180.000	5.297
152003	49000000030	31.10.2002	AMASADORA SIGMA QRA-42 REF: 220160131 -	15.000.000	5.234
152003	49000000032	31.10.2002	HORNO MOD.MARK II ELECTRICO CON VAPORTIC	15.000.000	5.234
152003	49000000193	31.10.2002	CUARTO FRIO PARA PRODUCTOS CARAVAN MARC COLFRISER	15.000.000	5.234
152003	49000000384	31.03.2003	CAR KFC 036-002. ELECTRIC BOARDS FOR BAK.PRODUCTS	14.643.624	5.109
152003	49000000595	31.07.2003	CHEQUEADOR DE PESO AUTOM. MOD. CCW120 SERIE 21	14.342.320	5.004
152003	49000000089	31.10.2002	SIST.SUAVIZACION AGUAS CALDERAS EDOSPINA”	14.190.000	4.951
152003	49000000162	31.10.2002	COMPRESOR DE AMONIACO MYCOM	14.190.000	4.951
154002	49000000368	31.10.2002	MONTACARGA NISSAN CHASIS PH01-002561 M.PH01A150	13.875.000	4.841
154002	49000000372	31.10.2002	MONTACARGA NISSAN CHASIS PH01-002562 M.PH01A150	13.875.000	4.841
152003	49000000200	31.10.2002	LLENADORA DISCOVERY	13.500.000	4.710
152003	49000000133	31.10.2002	FERMENTOGRAFO MARCA SJA SERIE NO 437	13.387.500	4.671

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152801	49000000445	30.04.2003	UPS MARCA MGE DE 6 KVA MODELO COMET EXTRME	13.192.243	4.603
154002	49000000369	31.10.2002	CAMNETA L300 MITSUBISHI/93 M4G63PM9544PLM276CO370	12.750.000	4.449
152401	49000000212	31.10.2002	AIRE ACONDICIONADO CENTRAL CARRIER 38BA008	12.412.500	4.331
152801	49000000427	30.04.2003	EQUIPO CONTRA INCENDIO SALA COMPUTO FM 200	12.106.540	4.224
152003	49000000031	31.10.2002	HORNO BLODGGET ZEPTHAIRE ECERO INOX.2 PUERTAS EP	12.000.000	4.187
152003	49000000648	31.12.2003	RECIPIENTES PARA BRILLO FLEISCHMANN-27	11.901.600	4.153
152003	49000000571	31.07.2003	ELEVADOR HIDRAUL.CAP. 2000KLS CANTELIVER INTAS	11.800.936	4.118
152003	49000000124	31.10.2002	TANQUE DILUCION MIELES # 01	11.426.250	3.987
152003	49000000135	31.10.2002	INJECKT PRINTER MODELO 37E SERIE 993540017WD	11.400.000	3.978
152003	49000000049	31.10.2002	TANQUE DISOLUCION MIELES NO.3057 NO.2	11.355.000	3.962
152003	49000000015	31.10.2002	TRANSFORMADOR 150KVA SIEMENS MOD. PAD MOUNTED	11.250.000	3.925
152003	49000000019	31.10.2002	EQUIPO ESCUELA PANADERIS - HORNO ELECTRICO	11.250.000	3.925
152003	49000000026	31.10.2002	AMASADORA SIGMA QRA-42 REF: 220160131	11.250.000	3.925
152003	49000000048	31.10.2002	JUEGO SHAKER DE AMBIENTE LABLINE MOD.3528	11.250.000	3.925
152003	49000000080	31.10.2002	ELEVADOR DE CARGA 2000 KLS RAPISCOL	11.250.000	3.925
152003	49000000086	31.10.2002	PORTA-ESTIBA MANUAL MARCA CROWN MOD PTH 2748	11.250.000	3.925
152801	49000000405	30.04.2003	APC SMART UPS 5000RMB NF 5500	10.922.090	3.811
152003	49000000047	31.10.2002	COCINADOR 1 MIELES CON ACSESORIOS NO.3860	10.743.750	3.749
154002	49000000373	31.10.2002	MONTACARGA NISSAN S PH01-000533 M H20-S-58294J	10.650.000	3.716
152003	49000000106	31.10.2002	CODIFICADOR VIDEOJET M/EXCEL 170I S.193F29018 CTN	10.575.000	3.690
152003	49000000132	31.10.2002	ESPRECTROFOTOMETRO MOD. 5415C S. 24145-1505401	10.575.000	3.690
152003	49000000205	31.10.2002	VIDEOJET M. 37E S. 993520027WD	10.575.000	3.690
1710161	80000000001	30.04.2003	NORTON ANTIVIRUS	10.453.743	3.648
152003	49000000046	31.10.2002	COMPRESOR PARA REFRIGERACION MYCOM MODELO	10.185.000	3.554
152003	49000000382	31.03.2003	KFC-051-02 BOMBA CREMA STOCK	10.134.920	3.536
152003	49000000017	31.10.2002	SISTEMA CENTRAL AIRE ACONDICIONADO EDIFICIO	9.937.500	3.467

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
154002	49000000371	31.10.2002	MONTACARGA NISSAN PH01-000686 M H2O-S-62237J	9.885.000	3.449
152003	49000000117	31.10.2002	ESTANTERIA METALICA PARA SALA DE MATERIAS PRIMAS	9.632.250	3.361
152801	49000000419	30.04.2003	IMPRESORA HEWLETT PACKARD 4100N	9.434.408	3.292
152003	49000000128	31.10.2002	DETECTOR METALES RAMSEY SERIE 94355468	9.420.000	3.287
152003	49000000045	31.10.2002	TORNO PINACHO MOD.A-76 520X2250 MM.	9.375.000	3.271
152003	49000000139	31.10.2002	TANQUE ALMACENAMIENTO PARA UREA 6500 LTS	9.249.000	3.227
152801	49000000446	30.04.2003	THINKPAD T30\PT4\1,8G\256M\40GB\WXP CD/RW/DRIVE	9.040.187	3.154
152003	49000000028	31.10.2002	AMASADORA SIGMA QRA-42 REF: 220160131	9.000.000	3.140
152003	49000000029	31.10.2002	AMASADORA SIGMA QRA-42 REF: 220160131	9.000.000	3.140
152003	49000000109	31.10.2002	MONTAJE EQUIPOS ANALIZADORES DE REDES	9.000.000	3.140
152003	49000000197	31.10.2002	VIDEOJET EXCEL M. 273SE S. 021770002WD	9.000.000	3.140
152003	49000000044	31.10.2002	TANQUE PREPARACION SEMILLA C3	8.877.750	3.098
152003	49000000085	31.10.2002	COMPRES.INGERSOLL-RAND M.SSR-EP30U S.J8733U93069	8.786.250	3.066
152401	49000000216	31.10.2002	AIRE ACONDIC. CARRIER MOD. 53KNL014	8.700.000	3.036
152401	49000000222	31.10.2002	AIRE ACOND.CARRIER MOD.42KMRO020303 S.2083900205	8.700.000	3.036
152003	49000000146	31.10.2002	EQUIPO AIRE ACONDICIONADO EDIFICIO DE SERVICIOS	8.700.000	3.036
152003	49000000190	31.10.2002	UNID. CONDENS. AIRE ACOND. SALA ESENCIAS E10V012H	8.700.000	3.036
152003	49000000596	31.07.2003	ENVASADORA L-17 MARCA BARTELT S-2815 TIPO PACKAGE	8.623.357	3.009
152003	49000000563	31.07.2003	CARGADOR BATERIAS CBT3 S.4875S BATERIAS 2SLA 250	8.589.220	2.997
152801	49000000502	30.04.2003	IMPRESORA LASER ET 8150N H.P.	8.352.893	2.914
152801	49000000490	30.04.2003	DISCO DURO 36,4 GB 10K RPM 0160SL HD STORAGE	8.348.733	2.913
152801	49000000529	30.04.2003	VIDEO PROYECTOR MARCA EPSON POWERLITE 53C	8.198.147	2.860
152801	49000000530	30.04.2003	VIDEO PROYECTOR MARCA EPSON POWERLITE 53C	8.198.147	2.860
152801	49000000447	30.04.2003	IMPRESORA LASERJET 8150N H.P.	7.944.900	2.772
152801	49000000448	30.04.2003	IMPRESORA LASERJET 8150N H.P.	7.944.900	2.772

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152003	49000000590	31.07.2003	PLATAFORMA HIDRAULICA HK-075GM0.3 CAPAC: 750KG	7.922.140	2.764
152003	49000000043	31.10.2002	BOMBA VIKING PUMP MOD.125 S10243536 MOTRED.120565	7.818.750	2.728
152003	49000000013	31.10.2002	EQUIPO DE CASINO - BARRA MOSTRADOR AUTOSERV.	7.800.000	2.722
152003	49000000014	31.10.2002	EQUIPO DE CASINO - BARRA MOSTRADOR AUTOSERV.	7.800.000	2.722
152003	49000000127	31.10.2002	CAMARA DE FERMENTACION MARCA NATIONAL MOD. 505	7.687.500	2.682
152003	49000000122	31.10.2002	BOMBA VIKING MOD. Q125 SERIE NO 10622264	7.650.000	2.669
152003	49000000123	31.10.2002	BOMBA VIKING MOD. Q125 SERIE NO 10622263	7.650.000	2.669
152003	49000000136	31.10.2002	AIRE ACOND. CARVEL MOD.E10AE-060H1 S.B970735	7.500.000	2.617
152003	49000000201	31.10.2002	CABEZOTE ROVEMA M. DT320 S. 3/17	7.500.000	2.617
152003	49000000204	31.10.2002	CABEZOTE BARTELT M. DX S. 15482	7.500.000	2.617
152003	49000000010	31.10.2002	EQUIPO DE CASINO - ARMARIO PASO FRIO	7.462.500	2.604
152003	49000000011	31.10.2002	EQUIPO DE CASINO - ARMARIO PASO FRIO	7.462.500	2.604
152801	49000000440	30.04.2003	LAPTOP IBM SERIE T PTIV/1,8 GHZ DVD IMB	7.435.607	2.594
1710161	80000000002	30.04.2003	SOFTWARE DE PROYECCION DE DEMANDA - ACTUALIZACION	7.200.000	2.512
152801	49000000528	30.04.2003	PORTATIL IBM THINKPAD S. T30 PT4/2GZ/256M/40G/XPP	7.133.443	2.489
152801	49000000454	30.04.2003	THINKPAD T30\PT4\1,8G\256M\40GB\WXP	6.884.380	2.402
152801	49000000455	30.04.2003	THINKPAD T30\PT4\1,8G\256M\40GB\WXP	6.882.359	2.401
152003	49000000203	31.10.2002	LLENADORA BARTELT M. PACKAGER S. 2815	6.675.000	2.329
152003	49000000562	31.07.2003	TANQUE FIBRA VIDRIO ALMACENAM. ALCOHOL CON ACCESO	6.656.534	2.323
152003	49000000129	31.10.2002	TANQUE FIBRA VIDRIO SODA CAUSTICA 15M3 BIOTEC COL	6.581.250	2.296
152003	49000000042	31.10.2002	TANQUE ALMACENAMIENTO AGUA CALIENTE	6.461.250	2.254
152801	49000000634	31.08.2003	EQUIPOS CÓMPUTO DRIVE, CD ROOM, MALETÍN	6.237.609	2.176
152003	49000000599	31.07.2003	MULTIDETECTOR DE GASES ORION MARCA MSA LEL	6.198.142	2.163
152003	49000000078	31.10.2002	SECADORA VAPOR CISSELL110 LBS L44CD42S S14882392	6.187.500	2.159
152003	49000000125	31.10.2002	TANQUE PRINCIPAL PARA RECIBIDOR AMONIACO	6.187.500	2.159

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152003	49000000158	31.10.2002	SECADOR DE AIRE QUINCY Q1FD1650 + INSTALACION	6.187.500	2.159
152003	49000000616	31.07.2003	GABINETES DE SEGURIDAD REACTIVOS LABORATORIO	6.130.581	2.139
152003	49000000108	31.10.2002	TANQUE INOXID P/REFRIGERACION 1/8 48CM ALTURA 101	6.093.750	2.126
152003	49000000118	31.10.2002	SISTEMA BOMBEO AGUAS RESIDUALES BIOTEC DE COLOMBI	6.093.000	2.126
152003	49000000591	31.07.2003	ZARANDA VIBRATORIA CIRCULAR 30¨MOTOR 1.2HP 1200RP	6.074.196	2.119
152003	49000000041	31.10.2002	ELEVADOR DE CARGA NO.9826 BARRET 737	6.000.000	2.094
152003	49000000082	31.10.2002	MESA LAMINA Y ESTRUCT INOX.PARA CUARTO PESAJE MP	6.000.000	2.094
152003	49000000126	31.10.2002	TANQUE PREPARACION UREA 1600 LTS	5.921.250	2.066
152801	49000000441	30.04.2003	NETBAY 2X8 CONSOLE SWITH STORAGE	5.913.483	2.063
152003	49000000116	31.10.2002	DESTILADOR AUT.NITROG. MARCA BUECHI S. 1259286	5.437.500	1.897
152401	49000000219	31.10.2002	CUARTO FRIO CON CAPACIDAD PARA 1200 CAJAS	5.400.000	1.884
152003	49000000040	31.10.2002	TANQUE PREPARACION SEMILLA C2	5.352.000	1.867
152401	49000000227	31.10.2002	UNIDAD AIRE ACONDICIONADO LAB LEVADURAS CAR 89-08	5.325.000	1.858
152003	49000000131	31.10.2002	AIRE ACONDIC. EQUIPRAC MOD. 40RR OOB-1 S. 953052	5.325.000	1.858
152003	49000000575	31.07.2003	ZARANDA VIBRATORIA INOXIDABLE MOTOR 1.2HP 1200RP	5.220.200	1.821
152801	49000000638	31.12.2003	MATERIALES CANALIZACION VOZ DATOS	5.164.784	1.802
152003	49000000119	31.10.2002	CALIBRADOR M. PRESUREMENTS MOD.T2300 S.10243-97	5.137.500	1.793
152801	49000000409	30.04.2003	NETBAY 42 STANDARD RACK EXT XSERIES	5.070.854	1.769
152003	49000000608	31.07.2003	BOMBA DOSIFICADORA ACIDO SULFURICO P151-392TI	5.066.307	1.768
152003	49000000039	31.10.2002	CABINA FLUJO LAMINAR LABCONCO S.223620 CAT3620504	4.938.750	1.723
152003	49000000038	31.10.2002	TANQUE FUEL OIL NO 01 CAPACIDAD 26.145 GLS	4.905.000	1.711
152003	49000000110	31.10.2002	EQ. FILTRADO PARA ACPM VITA DIESEL MOD.CONV.S.030	4.890.000	1.706
152003	49000000037	31.10.2002	REOFERMENTOMETRO F2 MARCA CHOPIN TIPO	4.875.000	1.701
152003	49000000120	31.10.2002	DESTILADOR DE AGUA+CORTEENERGIA”	4.875.000	1.701
152003	49000000620	31.07.2003	SOFTWARE PARA AUTOMATIZACION PROCESO PLANTA LEVAD	4.839.840	1.689

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152003	49000000091	31.10.2002	TANQUE ACERO INOXIDABLE PARA ESENCIAS #01 750 LTS	4.837.500	1.688
152003	49000000092	31.10.2002	TANQUE ACERO INOXIDABLE PARA ESENCIAS #02 750 LTS	4.837.500	1.688
152003	49000000093	31.10.2002	TANQUE ACERO INOXIDABLE PARA ESENCIAS #03 750 LTS	4.837.500	1.688
152003	49000000099	31.10.2002	TANQUE ACERO INOXIDABLE PARA ESENCIAS #04 500 LTS	4.837.500	1.688
152003	49000000100	31.10.2002	TANQUE ACERO INOXIDABLE PARA ESENCIAS #05 500 LTS	4.837.500	1.688
152003	49000000036	31.10.2002	TANQUE FUEL OIL N0 02 CAPACIDAD 25.711 GLS	4.821.000	1.682
152003	49000000111	31.10.2002	BOMBA TORRE ENFRIAMENTO MARCA IHM	4.800.000	1.675
152003	49000000112	31.10.2002	BOMBA TORRE ENFRIAMIENTO MARCA IHM	4.800.000	1.675
152003	49000000113	31.10.2002	BOMBA TORRE ENFRIAMIENTO MARCA IHM	4.800.000	1.675
152003	49000000141	31.10.2002	BOMBA TORRE ENFRIAMIENTO MARCA IHM+MOTOR+ARRANCAD	4.800.000	1.675
152003	49000000137	31.10.2002	TANQUE SODA CAUSTICA E INTERC. P/LAVADO FERMENTAD	4.785.000	1.670
152801	49000000421	30.04.2003	IMPRESORA HEWLETT PACKARD 4100N	4.779.932	1.668
152801	49000000422	30.04.2003	IMPRESORA HEWLETT PACKARD 4100N	4.779.932	1.668
152801	49000000423	30.04.2003	IMPRESORA HEWLETT PACKARD 4100N	4.779.932	1.668
152801	49000000425	30.04.2003	IMPRESORA HEWLETT PACKARD 4100N	4.779.932	1.668
152003	49000000556	31.07.2003	COLECTOR POLVOS AZUCARES M. VEHLER CAP. 1300 CFM	4.740.999	1.654
152003	49000000094	31.10.2002	SIST. CLORACION ADVANCE 201C1/VR201C1 S.921170-9	4.736.250	1.653
152003	49000000035	31.10.2002	TANQUE ACERO INOXIDABLE BASCULA MIELES 234	4.713.750	1.645
152003	49000000090	31.10.2002	INTERCAMBIADOR PLACAS ALFA LAVAL TM10?30100-46218	4.687.500	1.636
152003	49000000034	31.10.2002	MOTOBOMBA TURBINA COLBOMBAS C100_5	4.650.000	1.622
152003	49000000196	31.10.2002	CABEZOTE EMZO M. DT6 S. 145	4.500.000	1.570
152003	49000000199	31.10.2002	CABEZOTE MATEER M. DT1909 S. 807525	4.500.000	1.570
152801	49000000637	31.12.2003	ACOMETIDA GENERAL-CABLEADO ESTRUCTURADO	4.476.440	1.562
152003	49000000601	31.07.2003	TANQUE INOXID P/REFRIGERACION 1/8 48CM ALTURA 101	4.447.633	1.552
152003	49000000008	31.10.2002	EQUIPO DE CASINO - ARMARIO PASO CALIENTE	4.200.000	1.465

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152003	49000000009	31.10.2002	EQUIPO DE CASINO - ARMARIO PASO CALIENTE	4.200.000	1.465
152801	49000000304	31.10.2002	LAPTOP IBMPENTIUM IIITHINKPAD A22M	3.750.000	1.308
152801	49000000305	31.10.2002	LAPTOP IBMPENTIUM IVTHINKPAD T23	3.750.000	1.308
152801	49000000306	31.10.2002	LAPTOP IBMPENTIUM IITHINKPAD 600	3.750.000	1.308
152801	49000000307	31.10.2002	LAPTOP IBMPENTIUM IITHINKPAD 600	3.750.000	1.308
152801	49000000308	31.10.2002	LAPTOP IBMPENTIUM IIITHINKPAD T21	3.750.000	1.308
152801	49000000309	31.10.2002	LAPTOP IBMPENTIUM IITHINKPAD 600	3.750.000	1.308
152801	49000000310	31.10.2002	LAPTOP IBMPENTIUM MMXTHINKPAD 390	3.750.000	1.308
152003	49000000027	31.10.2002	OSNOMETRO MOD. 5004 SERIE Z03190 MARCA FISCHER -	3.750.000	1.308
152003	49000000383	31.03.2003	KFC-050-02 CPU FOR SUBSTATION AUTOMATIZATION	3.716.533	1.297
152801	49000000506	30.04.2003	CPU NETVISTA M42 PT4/2 OGZ/128M/40G/WXP	3.705.372	1.293
152801	49000000411	30.04.2003	NETBAY2X8 CONSOLE SWITCH STORAGE	3.704.379	1.293
152003	49000000561	31.07.2003	INST.ELECT.Y SIST SEGUR.ELEVADOR DE CARGA AD.6393	3.343.834	1.167
152801	49000000503	30.04.2003	POCKET PC 64 MB H3850, FAX MODE INTERNO Y GUAYA	3.324.294	1.160
152801	49000000414	30.04.2003	NETMEDIA STORAGE EXPANSIO EXTERNAL	3.121.522	1.089
152801	49000000416	30.04.2003	PORT CONSOLE SWITCH	3.121.522	1.089
152003	49000000121	31.10.2002	TANQUE GASOLINA METALICO CAPACIDAD 1000 GALONES	3.000.000	1.047
152801	49000000505	30.04.2003	POCKET PC 64 MB H3850, FAX MODE INTERNO Y GUAYA	2.809.505	980
152801	49000000504	30.04.2003	POCKET PC 64 MB H3850, FAX MODE INTERNO Y GUAYA	2.809.505	980
152801	49000000417	30.04.2003	APC 2U SMART-UPS 1400RMB NF4500R	2.729.713	952
152003	49000000615	31.07.2003	CPU FOXBORO P980310F32 AUTOMAT. PROCESO LEVADURAS	2.636.357	920
152801	49000000451	30.04.2003	SCANNER SCANJET USB 7450C H.P.	2.517.520	878
152801	49000000452	30.04.2003	SCANNER SCANJET USB 7450C H.P.	2.517.520	878
152801	49000000510	30.04.2003	CPU NETVISTAS M42 PTIV/2 OGHZ/256MB/40 GB	2.317.222	809
152801	49000000511	30.04.2003	CPU NETVISTAS M42 PTIV/2 OGHZ/256MB/40 GB	2.317.222	809

Execution version

						COP$ 2.866
	FIXED	CAPIT.		Acq. Value in		Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]		used
152801	49000000512	30.04.2003	CPU NETVISTAS M42 PTIV/2 OGHZ/256MB/40 GB		2.317.222	809
152801	49000000513	30.04.2003	CPU NETVISTAS M42 PTIV/2 OGHZ/256MB/40 GB		2.317.222	809
152801	49000000514	30.04.2003	CPU NETVISTAS M42 PTIV/2 OGHZ/256MB/40 GB		2.317.222	809
152801	49000000515	30.04.2003	CPU NETVISTAS M42 PTIV/2 OGHZ/256MB/40 GB		2.317.222	809
152801	49000000516	30.04.2003	CPU NETVISTAS M42 PTIV/2 OGHZ/256MB/40 GB		2.317.222	809
152801	49000000517	30.04.2003	CPU NETVISTAS M42 PTIV/2 OGHZ/256MB/40 GB		2.317.222	809
152801	49000000518	30.04.2003	CPU NETVISTAS M42 PTIV/2 OGHZ/256MB/40 GB		2.317.222	809
152801	49000000435	30.04.2003	CPU NETVISTA M42 PT4/2 OGZ/128M/40G/WXP		2.260.381	789
152801	49000000436	30.04.2003	CPU NETVISTA M42 PT4/2 OGZ/128M/40G/WXP		2.260.381	789
152401	49000000225	31.10.2002	AIRE ACONDICIONADO SPLIT DE 3 TONELADAS CARRIER		2.250.000	785
152003	49000000012	31.10.2002	SIST.CENTRAL AIRE ACONDICIONADO RRHH		2.250.000	785
152003	49000000081	31.10.2002	ENFRIADOR AGUA CARRIER/EQUIPRAC LEVA.SER.E931458		2.250.000	785
152801	49000000538	31.05.2003	NETVISTA M42 PTA /2.4GZ/256M/40GB/XP		2.246.897	784
152801	49000000550	30.06.2003	CPU NETVISTA M42 PTA /2.4GZ		2.246.664	784
152801	49000000491	30.04.2003	NETVISTA P4 1,8 128 40 G 10\100 WX	P	2.073.033	723
152801	49000000492	30.04.2003	NETVISTA P4 1,8 128 40 G 10\100 WX	P	2.073.033	723
152801	49000000493	30.04.2003	NETVISTA P4 1,8 128 40 G 10\100 WX	P	2.073.033	723
152801	49000000494	30.04.2003	NETVISTA P4 1,8 128 40 G 10\100 WX	P	2.073.033	723
152801	49000000495	30.04.2003	NETVISTA P4 1,8 128 40 G 10\100 WX	P	2.073.033	723
152801	49000000458	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F		2.057.401	718
152801	49000000459	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F		2.057.401	718
152801	49000000460	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F		2.057.401	718
152801	49000000461	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F		2.057.401	718
152801	49000000462	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F		2.057.401	718
152801	49000000463	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F		2.057.401	718
152801	49000000464	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F		2.057.401	718

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152801	49000000465	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F	2.057.401	718
152801	49000000466	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F	2.057.401	718
152801	49000000467	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F	2.057.401	718
152801	49000000468	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F	2.057.401	718
152801	49000000469	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F	2.057.401	718
152801	49000000470	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F	2.057.401	718
152801	49000000471	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F	2.057.401	718
152801	49000000472	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F	2.057.401	718
152801	49000000473	30.04.2003	NETVISTA P4 1,8 128 40G 10\100 WX F	2.057.401	718
152801	49000000540	31.05.2003	UPS POWERWARE PW5105 DE 1,5 KVA- MEDELLIN	1.995.088	696
152801	49000000541	31.05.2003	UPS POWERWARE PW5105 DE 1,5 KVA- BQUILLA	1.995.088	696
152003	49000000084	31.10.2002	BAROMETRO PRINCO MODELO 1453 SERIE 13670	1.875.000	654
152003	49000000088	31.10.2002	TANQUE ENFRIADOR MIEL CAR 95-40	1.875.000	654
152003	49000000101	31.10.2002	AIRE ACONDICIONADO CARVEL PARA OFICINAS MANTENIMI	1.875.000	654
152003	49000000594	31.07.2003	BALANZA METTLER - TOLEDO 1119422326	1.729.387	603
152003	49000000025	31.10.2002	40 SILLAS UNIVERS.MARIPOSA COLOR NEGRA	1.725.000	602
152003	49000000024	31.10.2002	40 SILLAS UNIVERS.MARIPOSA COLOR NEGRA	1.650.000	576
152801	49000000403	30.04.2003	DVD COMBO CD/RW	1.629.230	568
152801	49000000402	30.04.2003	MODEM USROBOTICS,CURRIER, EVERYTING	1.578.818	551
152003	49000000020	31.10.2002	40 SILLAS UNIVERSIT. TIPO MARIPOSA ESCUELA	1.500.000	523
152003	49000000021	31.10.2002	40 SILLAS UNIVERSIT. TIPO MARIPOSA ESCUELA	1.500.000	523
152003	49000000022	31.10.2002	40 SILLAS UNIVERST. TIPO MARIPOSA ESCUELA	1.500.000	523
152003	49000000023	31.10.2002	SISTEMA CENTRAL AIRE ACONDICIONADO CARRIER EQUIPR	1.500.000	523
152003	49000000083	31.10.2002	SIST.HIDRAUL.CERRAR FILTRO PRENSAS ITEC UHF48T40	1.500.000	523
152003	49000000107	31.10.2002	MAQUINA SELECCIONADORA DE DESECHOS CAR NO. 9758	1.500.000	523

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152003	49000000114	31.10.2002	MAQUINA BARREDORA MARWIND	1.500.000	523
			MOD. MTA70 S.Ó0090
152801	49000000426	30.04.2003	IMPRESORA HP DESLJET 1160-	1.426.360	498
			CONEXIÓN A RED DIRECT
152801	49000000428	30.04.2003	IMPRESORA HP DESLJET 1160-	1.426.360	498
			CONEXIÓN A RED DIRECT
152801	49000000532	30.04.2003	IMPRESORA LASERJET 1200 H.P.-	1.405.708	490
			CABLE
152801	49000000533	30.04.2003	IMPRESORA LASERJET 1200 H.P.-	1.405.708	490
			CABLE
152801	49000000534	30.04.2003	IMPRESORA LASERJET 1200 H.P.-	1.405.708	490
			CABLE
152801	49000000535	30.04.2003	IMPRESORA LASERJET 1200 H.P.-	1.405.708	490
			CABLE
152801	49000000536	30.04.2003	IMPRESORA LASERJET 1200 H.P.-	1.405.708	490
			CABLE
152003	49000000033	31.10.2002	DOS EQUIPOS AIRE	1.350.000	471
			ACONDICIONADO MULTI-SPLIT
152801	49000000311	31.10.2002	SERVIDORES HEWLETT	1.320.000	461
			PACKARDNETSERVER E45PENTIUM
152801	49000000312	31.10.2002	SERVIDORES HEWLETT	1.320.000	461
			PACKARDNETSERVER E30PENTIUM
152801	49000000313	31.10.2002	SERVIDORES HEWLETT	1.320.000	461
			PACKARDNETSERVER 5/100 LH2PE
152801	49000000314	31.10.2002	SERVIDORES HEWLETT	1.320.000	461
			PACKARDNETSERVER E50PENTIUM
152801	49000000315	31.10.2002	SERVIDORES COMPAQ	1.320.000	461
			PROLIANTML 370PENTIUM II300
152003	49000000592	31.07.2003	PORTA-ESTIBA MANUAL MARCA	1.290.074	450
			CROWN MOD PTH 2748
152003	49000000593	31.07.2003	PORTA-ESTIBA MANUAL MARCA	1.290.074	450
			CROWN MOD PTH 2748
152801	49000000443	30.04.2003	IMPRESORA LASERJET 100 HP	1.218.051	425
152801	49000000444	30.04.2003	IMPRESORA LASERJET 100 HP	1.218.051	425
152801	49000000507	30.04.2003	IMPRESORA LASERJET 100 HP	1.218.051	425
152801	49000000508	30.04.2003	IMPRESORA LASERJET 100 HP	1.218.051	425
152003	49000000609	31.07.2003	CAMARA DE VIDEO HI8 MARCA SONY	1.213.875	424
152801	49000000228	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			IV1500NETVISTA A22p
152801	49000000229	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III733NETVISTA A20
152801	49000000230	31.10.2002	CPU IBMPENTIUM II400300 PL	1.181.250	412

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152801	49000000231	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			IV1500NETVISTA A22p
152801	49000000232	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III800NETVISTA A40
152801	49000000233	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			IV1500NETVISTA A22p
152801	49000000234	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			IV1500NETVISTA A22p
152801	49000000235	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			IV1500NETVISTA A22p
152801	49000000236	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III733NETVISTA A20
152801	49000000237	31.10.2002	CPU DELLPENTIUM	1.181.250	412
			II300OPTIPLEX GX1
152801	49000000238	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III800NETVISTA A40
152801	49000000239	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			IV1500NETVISTA A22p
152801	49000000240	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III800NETVISTA A40
152801	49000000241	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III800NETVISTA A40
152801	49000000242	31.10.2002	CPU IBMPENTIUM II400300 PL	1.181.250	412
152801	49000000243	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III733NETVISTA A20
152801	49000000244	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III800NETVISTA A40
152801	49000000245	31.10.2002	CPU IBMPENTIUM II400300 PL	1.181.250	412
152801	49000000246	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			IV1500NETVISTA A22p
152801	49000000247	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III800NETVISTA A40
152801	49000000248	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III800NETVISTA A40
152801	49000000249	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III733NETVISTA A20
152801	49000000250	31.10.2002	CPU IBMPENTIUM II400300 PL	1.181.250	412
152801	49000000251	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III400NETVISTA A40
152801	49000000252	31.10.2002	CPU IBMPENTIUM II400300 PL	1.181.250	412
152801	49000000253	31.10.2002	CPU IBMPENTIUM II400300 GL	1.181.250	412
152801	49000000254	31.10.2002	CPU HPPENTIUM266VECTRA VE	1.181.250	412
			6/266 SERIES 8DT
152801	49000000255	31.10.2002	CPU HPPENTIUM233VECTRA VE	1.181.250	412
			5/233X SERIES 4DT
152801	49000000256	31.10.2002	CPU IBMPENTIUM II400300 GL	1.181.250	412

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152801	49000000257	31.10.2002	CPU IBMPENTIUM II400300 PL	1.181.250	412
152801	49000000258	31.10.2002	CPU IBMPENTIUM II400300 PL	1.181.250	412
152801	49000000259	31.10.2002	CPU HPPENTIUM233VECTRA VE	1.181.250	412
			5/233X SERIES 4DT
152801	49000000260	31.10.2002	CPU IBMPENTIUM II400300 PL	1.181.250	412
152801	49000000261	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III800NETVISTA A40
152801	49000000262	31.10.2002	CPU HPPENTIUM233VECTRA VE	1.181.250	412
			5/233X SERIES 4DT
152801	49000000263	31.10.2002	CPU DELLPENTIUM	1.181.250	412
			III400OPTIPLEX GX1
152801	49000000264	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III733NETVISTA A20
152801	49000000265	31.10.2002	CPU IBMPENTIUM	1.181.250	412
			III800NETVISTA A20
152401	49000000215	31.10.2002	AIRE ACOND. CARRIER	1.125.000	393
			MOD.42KNL009303 S.3295Y30641
152401	49000000223	31.10.2002	AIRE ACONDICIONADO CARRIER	1.125.000	393
			EQUIPRAC DE 5TR
152003	49000000576	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.039.167	363
152003	49000000577	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.039.167	363
152003	49000000578	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.039.167	363
152003	49000000579	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.039.167	363
152003	49000000580	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.039.167	363
152003	49000000581	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.039.167	363
152003	49000000582	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.039.167	363
152003	49000000583	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.039.167	363
152003	49000000584	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.039.167	363
152003	49000000585	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.039.167	363
152003	49000000586	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.039.167	363
152003	49000000587	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.039.167	363
152003	49000000588	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.039.167	363
152801	49000000496	30.04.2003	MONITOR 17" NEGRO IBM	1.014.400	354
152801	49000000497	30.04.2003	MONITOR 17" NEGRO IBM	1.014.400	354

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152801	49000000498	30.04.2003	MONITOR 17" NEGRO IBM	1.014.400	354
152801	49000000499	30.04.2003	MONITOR 17" NEGRO IBM	1.014.400	354
152801	49000000500	30.04.2003	MONITOR 17" NEGRO IBM	1.014.400	354
152003	49000000573	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.003.333	350
152003	49000000574	31.07.2003	CARRO TOLVA ACERO INOXIDABLE	1.003.333	350
152801	49000000519	30.04.2003	MONITOR 17" NEGRO IBM	993.095	347
152801	49000000520	30.04.2003	MONITOR 17" NEGRO IBM	993.095	347
152801	49000000521	30.04.2003	MONITOR 17" NEGRO IBM	993.095	347
152801	49000000522	30.04.2003	MONITOR 17" NEGRO IBM	993.095	347
152801	49000000523	30.04.2003	MONITOR 17" NEGRO IBM	993.095	347
152801	49000000524	30.04.2003	MONITOR 17" NEGRO IBM	993.095	347
152801	49000000525	30.04.2003	MONITOR 17" NEGRO IBM	993.095	347
152801	49000000526	30.04.2003	MONITOR 17" NEGRO IBM	993.095	347
152801	49000000527	30.04.2003	MONITOR 17" NEGRO IBM	993.095	347
152801	49000000543	30.06.2003	MODEM COMPAQ FLASH 56K SOCKET	974.871	340
			/ IPAQ.
152801	49000000437	30.04.2003	MONITOR 17" NEGRO IBMIZE	968.735	338
			LAYOUT
152801	49000000438	30.04.2003	MONITOR 17" NEGRO IBMIZE	968.735	338
			LAYOUT
152801	49000000439	30.04.2003	MONITOR 17" NEGRO IBMIZE	968.735	338
			LAYOUT
152801	49000000539	31.05.2003	MONITOR 17" NEGRO IBM	962.956	336
152801	49000000551	30.06.2003	MONITOR 17" NEGRO IBM	962.856	336
152801	49000000316	31.10.2002	POCKET SG03400437	954.545	333
152801	49000000317	31.10.2002	POCKET SG03270589	954.545	333
152801	49000000318	31.10.2002	POCKET SG03601820	954.545	333
152801	49000000319	31.10.2002	POCKET SG03700699	954.545	333
152801	49000000320	31.10.2002	POCKET SG03700274	954.545	333
152801	49000000321	31.10.2002	POCKET SG03940353	954.545	333

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152801	49000000322	31.10.2002	POCKET SG03400264	954.545	333
152801	49000000323	31.10.2002	POCKET SG03700659	954.545	333
152801	49000000324	31.10.2002	POCKET SG03270876	954.545	333
152801	49000000325	31.10.2002	POCKET SG03400629	954.545	333
152801	49000000326	31.10.2002	POCKET SG03601846	954.545	333
152801	49000000509	30.04.2003	IMPRESORA LASERJET 100 HP	943.560	329
152801	49000000429	30.04.2003	IMPRESORA HP1000	933.379	326
152801	49000000431	30.04.2003	IMPRESORA HP1000	933.379	326
152401	49000000214	31.10.2002	AIRE ACONDICIONADO CARRIER	900.000	314
			MOD. PSC S.HP1/28
152003	49000000612	31.07.2003	21 LOCKERS	894.679	312
			METAL.COMPART.GALVANIZADO
			COLOR GRIS
152801	49000000474	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000475	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000476	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000477	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000478	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000479	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000480	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000481	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000482	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000483	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000484	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000485	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000486	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000487	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000488	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308
152801	49000000489	30.04.2003	MONITOR 17" NEGRO IBM	881.743	308

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152003	49000000557	31.07.2003	HIDROLAVADORA MODELO 2040CA	879.291	307
			SERIE 7542483
152003	49000000618	31.07.2003	SOFTWARE VISUAL APPLICATION	873.341	305
			DESIGNER ADICION 744
152003	49000000619	31.07.2003	SOFTWARE VISUAL APPLICATION	873.341	305
			DESIGNER ADICION 759
152003	49000000614	31.07.2003	MONITOR FOXBORO P77420F1N00	811.542	283
			CONTROL PROC. LEVADUR
152801	49000000636	31.08.2003	JUEGO DESTORNILLADOR Y OTROS	802.903	280
			SUMINISTROS
152801	49000000398	30.04.2003	ZIP DRIVE 250 MB EXTERNO OMEGA	758.406	265
152801	49000000453	30.04.2003	ZIP DRIVE 250MB EXTERNO IOMEGA	735.640	257
152801	49000000531	30.04.2003	CONVERTIDORES DE	696.000	243
			ENERGIA,FUENTES DE PODER
			FIJAS
152003	49000000567	31.07.2003	INTERFASE CL-ID5A	690.475	241
152801	49000000544	30.06.2003	CABLEADO ESTRUCTURADO	658.880	230
			OFICINAS ADM#N. PALMIRA
152401	49000000221	31.10.2002	40 SILLAS UNIVERSITARIAS PARA	635.250	222
			ESCUELA PANADERIA
152003	49000000564	31.07.2003	INTERFACE CL-RS232	628.946	219
152003	49000000566	31.07.2003	CAJA SALIDA CONTROL GD-14	621.250	217
152003	49000000621	31.07.2003	SOFTWARE P/CONTROL DE	608.350	212
			CONTADORES ENERGIA CIRVISIO
152003	49000000589	31.07.2003	FABRICACION DE DOS TAPAS	573.333	200
			INOXID. P/CARROS TOLVAS
152003	49000000569	31.07.2003	FUENTE DIGITAL 0-30VDC	560.690	196
152003	49000000617	31.07.2003	MONITOR IBM MOD.E74	529.376	185
			SERIE.55-MZG83 TIPO 6332-4HE
152003	49000000555	31.07.2003	BOMBA CANEQUERA SETHCO	524.433	183
			1AM-NCC-96 S. 0489
152801	49000000266	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-4HE
152801	49000000267	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000268	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBMG426540-00E
152801	49000000269	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-4HE
152801	49000000270	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000271	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-4HE
152801	49000000272	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-4HE

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152801	49000000273	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-4HE
152801	49000000274	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000275	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			DELLD1025TM
152801	49000000276	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000277	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-4HE
152801	49000000278	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000279	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000280	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBMG426540-00E
152801	49000000281	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000282	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000283	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBMG426540-00E
152801	49000000284	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-4HE
152801	49000000285	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000286	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000287	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000288	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBMG426540-00E
152801	49000000289	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME74
152801	49000000290	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBMG426540-00E
152801	49000000291	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBMG426540-00E
152801	49000000292	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			HP6433A
152801	49000000293	31.10.2002	PANTALLA-MONITOR-TECLADO HP	506.250	177
152801	49000000294	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBMG426540-00E
152801	49000000295	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBMG426540-00E
152801	49000000296	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBMG426540-00E
152801	49000000297	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			HPD2813
152801	49000000298	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBMG426540-00E

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152801	49000000299	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000300	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
152801	49000000301	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			DELL
152801	49000000302	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000303	31.10.2002	PANTALLA-MONITOR-TECLADO	506.250	177
			IBME746332-01E
152801	49000000635	31.08.2003	MICROMAPPER	474.024	165
152801	49000000432	30.04.2003	IBM 400GB 7200RPM ATA -100	397.251	139
			EIDE HARD DISK DRYV
152801	49000000433	30.04.2003	IBM 400GB 7200RPM ATA -100	397.251	139
			EIDE HARD DISK DRYV
152801	49000000434	30.04.2003	IBM 400GB 7200RPM ATA -100	397.251	139
			EIDE HARD DISK DRYV
152003	49000000602	31.07.2003	INTERRUPTOR DE ALTA PRESION	385.979	135
			HONEYWELL 637B1002
152003	49000000603	31.07.2003	INTERRUPTOR DE ALTA PRESION	385.979	135
			HONEYWELL 637B1002
152801	49000000327	31.10.2002	EQUIPOS DE RED HP	375.000	131
			ADVANCESTACKJ3200A
152801	49000000328	31.10.2002	EQUIPOS DE RED HP	375.000	131
			ADVANCESTACKJ2600A
152801	49000000329	31.10.2002	EQUIPOS DE RED HP	375.000	131
			ADVANCESTACKJ2600A
152801	49000000330	31.10.2002	EQUIPOS DE RED HP	375.000	131
			ADVANCESTACKJ2600A
152801	49000000331	31.10.2002	EQUIPOS DE RED HP	375.000	131
			ADVANCESTACKJ2600A
152801	49000000332	31.10.2002	EQUIPOS DE RED HP	375.000	131
			ADVANCESTACKJ2600A
152801	49000000333	31.10.2002	EQUIPOS DE RED SWITCH	375.000	131
			2000J3100A
152801	49000000334	31.10.2002	EQUIPOS DE RED HP	375.000	131
			ADVANCESTACKJ2600A
152801	49000000335	31.10.2002	EQUIPOS DE RED HP	375.000	131
			ADVANCESTACKJ2611B
152801	49000000336	31.10.2002	EQUIPOS DE RED SWITCH	375.000	131
			2000J3100A
152401	49000000218	31.10.2002	ESCRITOR.EJECUTIVO LINEA	375.000	131
			SATURNO BLANCO REF:EE
152401	49000000220	31.10.2002	ESCRITORIO GERENTE	375.000	131
			REF.DIMENSIONAL MAD.MOHO
			NATUR
152801	49000000449	30.04.2003	QUEMADOR 32X-10X-40X INTERNO	343.299	120
			L.G.
152801	49000000450	30.04.2003	QUEMADOR 32X-10X-40X INTERNO	343.299	120
			L.G.
152801	49000000442	30.04.2003	FAX MODEM 56K EXTERNO TRENDNET	291.646	102

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152003	49000000610	31.07.2003	TRIPODE MARCA VIVITAR CON	288.633	101
			ACCESORIOS P/CAMARA VID
152003	49000000613	31.07.2003	MUEBLE PARA COMPUTADOR EN	257.375	90
			ALUMINIO ANODIZADO
152801	49000000456	30.04.2003	DRIVE REMOVIBLE PARA THINK	245.871	86
			PAD IBM
152801	49000000457	30.04.2003	DRIVE REMOVIBLE PARA THINK	245.871	86
			PAD IBM
152801	49000000542	31.05.2003	FAX MODEM INTERNO 56K	232.100	81
			TREDNNET
152401	49000000217	31.10.2002	ESCRITOR.SECRET.COLOR MADERA	225.000	79
			2GAVETAS REF EAM
152801	49000000547	30.06.2003	TELEFONOS ANALAGOS PANASONIC	220.400	77
			KXTS105
152801	49000000548	30.06.2003	TELEFONOS INALAMBRICOS 900MHZ	220.400	77
152801	49000000549	30.06.2003	TELEFONOS INALAMBRICOS 900MHZ	220.400	77
152003	49000000559	31.07.2003	BALANZA ELECT. FS-6KA SERIE Ó	205.390	72
			F01000922
152402	49000000639	31.12.2003	VENTILADOR TECHO PATON 56"	203.000	71
152402	49000000640	31.12.2003	VENTILADOR TECHO PATON 56"	203.000	71
152003	49000000611	31.07.2003	MICROFONO DE SOLAPA	202.313	71
			INHALAMBRICO MARCA AUDIOTECNI
152801	49000000545	30.06.2003	TELEFONOS ANALAGOS PANASONIC	182.120	64
			KXTS105
152801	49000000546	30.06.2003	TELEFONOS ANALAGOS PANASONIC	182.120	64
			KXTS105
152003	49000000558	31.07.2003	BALANZA ELECT. AYD FG-150K	159.505	56
			SERIE Ó H3200465
152003	49000000572	31.07.2003	REFRACTOMETRO MEDICION DE	158.356	55
			BRIX MOD.N-1E S.2940-19
152003	49000000568	31.07.2003	CABLE CONEXION RS232-9P	156.200	55
152003	49000000565	31.07.2003	CABLE CONEXION GD14	122.475	43
152003	49000000570	31.07.2003	2 MASCARAS ULTRLITE II CARETA	115.512	40
			ARNES MALET.S.AMONI
152401	49000000213	31.10.2002	AIRE ACONDICIONADO TOSHIBA	112.500	39
			SERIE RAC30E2B
152402	49000000644	31.12.2003	VENTILADORES SAMURAI 3X1 DE	109.040	38
			18"
152402	49000000645	31.12.2003	VENTILADORES SAMURAI 3X1 DE	109.040	38
			18"
152402	49000000646	31.12.2003	VENTILADORES SAMURAI 3X1 DE	109.040	38
			18"
152402	49000000641	31.12.2003	VENTILADORES SAMURAI 3X1,16"	99.760	35

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152402	49000000642	31.12.2003	VENTILADORES SAMURAI 3X1,16"	99.760	35
152402	49000000643	31.12.2003	VENTILADORES SAMURAI 3X1,16"	99.760	35
152801	49000000554	31.07.2003	INSTALACIÓN DERIVACIONES	92.800	32
			TELEFÓNICAS
152401	49000000226	31.10.2002	AIRE ACONDICIONADO TOSHIBA	75.000	26
			12000 BTU 220V R30E2B
152801	49000000337	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000338	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000339	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000340	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000341	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000342	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000343	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000344	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000345	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000346	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000347	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000348	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000349	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000350	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000351	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000352	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000353	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000354	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000355	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000356	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000357	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000358	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700

Execution version

					COP$ 2.866
	FIXED	CAPIT.		Acq. Value in	Exchange rate
CLASS	ASSET	DATE	FIXED ASSET DENOMINATION	COP$[1]	used
152801	49000000359	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000360	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000361	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000362	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000363	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000364	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000365	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
152801	49000000366	31.10.2002	TELEFONOS ANALOGOS MARCA AT&	37.500	13
			T MODELO 700
				16.061.309.268	5.604.086

Execution version

Exhibit 2

J.P. MORGAN AUSTRALIA LIMITED CERTIFICATE

J.P. Morgan Australia Limited (ACN 002 888 011) in its capacity as Trustee of the Burns, Philp & Company Limited Security Trust hereby certifies as follows:

(a)	It has issued a demand to Burns Philp South America Pty. Limited and Burns Philp Food Overseas Holdings Limited (“Companies”) pursuant to a deed of guarantee and indemnity dated 28 July 1998 (“Deed of Guarantee and Indemnity”). A copy of such demand is attached to this certificate. Such demand has been received or is deemed to have been received by each Company in accordance with clause 13 of the Deed of Guarantee and Indemnity.

(b)	The demand referred to in (a) above has been made due to a failure by a Debtor (as defined in the Deed of Guarantee and Indemnity) to pay an amount owed to a Debenture Stockholder (as defined in the Deed of the Guarantee and Indemnity) in accordance with a Transaction Document (as defined in the Deed of Guarantee and Indemnity)

(c)	As at the date of this Certificate, each Company has not complied with the demand.

(d)	The Debtor has not made such payment in full as at the date of this Certificate. The amount outstanding is in excess of [X in Colombian currency].

EXECUTED as a deed and dated ________ of this __________

SIGNED, SEALED AND DELIVED
By
As attorney for J.P. MORGAN
AUSTRALIA LIMITED under power
of attorney dated
in the presence of:

Signature of witness

Name of witness (block letters)

Address of witness

Occupation of witness	By executing this deed the attorney states that the attorney has received no notice of revocation of the power of attorney.

Execution version

Exhibit 3

TRADEMARKS

The following is the list of trademarks owned by BP Colombia provided by BP Colombia:

Trademark	Class	File No.	Certificate No.	Expiration date
ARKADY	30	92-291.793	8905	October 17, 2.003
F-2000	30	95-056.384	186.688	March 21, 2.006
FIGURE OF A COOKER	30	00-007.917	235.939	January 9, 2.011
FLEISCAKE	29	95-056.386	187.046	March 21, 2.006
FLEISCAKE	30	95-056.381	186.687	March 21, 2.006
FLEISCREM	29	95-061.696	187.860	May 31, 2.006
FLEISCREM	30	95-061.697	187.861	May 31, 2.006
FLEISCHMANN	30	92-250.670	127.399	December 14, 2.004
FLEISCHMANN’S	30	92-344.958	13.979A	August 2, 2.011
FLEISCHMANN’S	30	92-259.766	2853	August 27, 2.006
FLEISCHMANN’S	30	92-277.057	14.946	October 13, 2.007
FLEISJALDRE	29	95-061.694	187.858	May 31, 2.006
FLEISJALDRE	30	95-061.695	187.859	May 31, 2.006
FLEISPAN	29	95-056.380	186.686	March 21, 2.006
FLEISPAN	30	95-056.379	186.685	March 21, 2.006
INCOLSA	29	92-293.524	135.228	August 6, 2.006
INCOLSA	30	92-293.525	135.226	August 6, 2.006
LEVADURA FLEISCHMANN (DESIGN)	30	92-302.853	16.546	May 25, 2.009
PHOS-FO-LAC	30	92-282.386	132.025	December 28, 2.005
RO-MO-NO	30	92-222.944	57.803	November 27, 2.004

Pending applications in the name of BP Colombia:

Trademark	Class	File No.	Filing date
DESIGN OF A COOKER	29	02-117.244	December 30, 2.002

Execution version

DESIGN OF A COOKER	30	02-117.243	December 30, 2.002

MASAPLUS	29	03-009.212	February 6, 2.003
FLEISCREAM (DESIGN)	30	03-000.234	January 3, 2.003
FLEISCREAM	29	03-009.211	February 6, 2.003
FLEISCHMANN (DESIGN)	29	03-001.121	January 10, 2.003

FLEISCHMANN (DESIGN)	30	03-001.122	January 10, 2.003

Execution version

Exhibit 4

POWER OF ATTORNEY

      , of legal age, domiciled and resident in the city of       , Colombia, with Citizenship Card No.       , issued in       , representing and acting on behalf of BURNS PHILP COLOMBIA S.A., a company incorporated and organized under the Laws of the Republic of Colombia, with its registered office located at       , acting in my capacity as Legal Representative of such company (the “CONSTITUENT”), by means of this document I hereby grant an irrevocable and irretractable POWER OF ATTORNEY, ample and sufficient to       , of legal age, domiciled and resident in the city of       , identified with       No.       issued in       (the “ATTORNEY”), who may act on behalf of the CONSTITUENT with the purpose of executing and performing the following tasks:

1.	To determine how many Assets (as defined in the Agreement) of Burns Philp Colombia S.A. shall be sold according to the written notification of the Trustee (as defined in the Agreement), taking into account the need to preserve the ongoing day to day business of such company and the Maximum Reduction (as defined in the Agreement) of its capital possible under Colombian law;

2.	To contract or prepare an appraisal of the Assets to be sold according to the fair market value;

3.	To take decisions to whom the Assets

PODER ESPECIAL

      , mayor de edad, domiciliado en la ciudad de       , Colombia, identificado con Cédula de Ciudadanía No.       , expedida en       , actuando en nombre y representación de BURNS PHILP COLOMBIA S.A, una sociedad constituida bajo las leyes de la República de Colombia, con domicilio en       , en mi calidad de Representante Legal de la misma, (en adelante, el “PODERDANTE”), por medio de este documento manifiesto expresamente que confiero de manera irrevocable e irretractable, PODER ESPECIAL, AMPLIO Y SUFICIENTE a       , mayor de edad, domiciliado y residente en la ciudad de       , identificado con       No.        expedida en       (en adelante, el “APODERADO”), para actuar en nombre y representación de la compañía que represento con el fin de ejecutar y desempeñar las siguientes tareas:

1.	Determinar el número de Bienes (como se definen en el Contrato) de Burns Philp Colombia S.A. que deben ser vendidos de acuerdo con la notificación por escrito del Fiduciario (como se define en el Contrato), teniendo en cuenta la necesidad de preservar la continuidad del día a día de los negocios y la Máxima Reducción (como se define en el Contrato) del capital posible bajo las leyes colombianas;

2.	Contratar o preparar un avalúo de los Bienes a ser vendidos de

Execution version

shall be sold;

4.	To negotiate the Assets’ sale terms and conditions;

5.	To inform Burns Philp Colombia S.A. of the terms and conditions under which such company shall execute a sale of the Assets agreement subject to Colombian law;

6.	Generally, the ATTORNEY is fully empowered for negotiating, executing and carrying out any act with the purpose of securing the fulfillment of all the duties set forth herein, including but not limited to the execution of the respective sale agreement by private document or public deed, as the case may be, and presenting before a Notary Public for granting any public deed, when necessary.

In witness whereof it is subscribed in      ,      , this      (     th) day of      of the year 200   .

CONSTITUENT

I ACCEPT:

ATTORNEY

acuerdo con el precio de mercado;

3.	Tomar la decisión de a quien deben ser vendidos los Bienes;

4.	Negociar los términos y condiciones de la venta de los Bienes;

5.	Informar a Burns Philp Colombia S.A. los términos y condiciones bajo los cuales deberá suscribirse el contrato de compraventa de los Bienes, sujeto a la ley colombiana.

6.	En general, el APODERADO tiene poder amplio y suficiente para negociar, suscribir y llevar a cabo cualquier acto a fin de garantizar el cumplimiento de todos los encargos aquí contenidos, incluyendo pero sin limitarse a la suscripción del respectivo contrato de venta por documento privado o escritura pública, según el caso, y a comparecer ante una Notaría Pública para otorgar cualquier escritura pública que sea necesaria.

En constancia de lo anterior se firma en      ,      , el día      (     ) de      del año 200   .

PODERDANTE

ACEPTO:

APODERADO